SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Sysorex Global

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required.

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Sysorex Global

2479 E. Bayshore Road, Suite 195

Palo Alto, CA 94303

ANNUAL MEETING OF STOCKHOLDERS

To be Held November 8, 2016

Dear Stockholder:

You are hereby invited to attend the Annual Meeting of Stockholders of Sysorex Global (the “Company”) on November 8, 2016, which will be held at 2479 E. Bayshore Road, Suite 195, Palo Alto, CA 94303 at 12:00 p.m., local time (the “Annual Meeting”). Enclosed with this letter are your Notice of Annual Meeting of Stockholders, Proxy Statement and Proxy voting card.  The Proxy Statement included with this notice discusses each of our proposals to be considered at the Annual Meeting. Please also review our annual report on Form 10-K and Form 10-K/A for the year ended December 31, 2015 which is included with these materials and is available on our website at http://www.sysorex.com (under “Investors”).

At this year’s annual meeting, you will be asked to: (1) elect five directors to serve until our next annual meeting or until the election and qualification of their successors; (2) authorize an amendment to our Restated Articles of Incorporation to effect a reverse stock split of our common stock at a ratio between 1-for-5 and 1-for-10, to be determined at the discretion of the Company’s Board of Directors (the “Board”), for the purpose of complying with NASDAQ Listing Rule 5550(a)(2), subject to the Board’s discretion to abandon such amendment (the “Reverse Split Proposal”); (3) approve, in accordance with NASDAQ Listing Rule 5635(d), the potential issuance in excess of 20% of our outstanding shares of common stock (the “Conversion Shares”) in connection with the conversion of securities issued to Hillair Capital Investment L.P. (“Hillair”) and any resulting change of control, as defined by NASDAQ Listing Rule 5635(b) (the “20% Issuance Proposal”); (4) ratify the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016; (5) approve the adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the meeting to approve the Reverse Split Proposal and/or the 20% Issuance Proposal; and (6) transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

Our board of directors has fixed the close of business on October 5, 2016 as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment and postponements thereof.

I hope that you attend the Annual Meeting in person. Whether or not you plan to be with us, please vote over the Internet or complete, sign, date, and return your voting card promptly in the enclosed envelope.

Sincerely,

/s/ Nadir Ali
Nadir Ali
Chief Executive Officer

Palo Alto, California
October 11, 2016

Sysorex Global

2479 E. Bayshore Road, Suite 195

Palo Alto, CA 94303

Notice of Annual Meeting of Stockholders

to be held November 8, 2016

To the Stockholders of Sysorex Global:

The 2016 Annual Meeting of Stockholders will be held at 2479 E. Bayshore Road, Suite 195, Palo Alto, CA 94303 at 12:00 p.m., local time, on November 8, 2016. During the Annual Meeting, stockholders will be asked to:

(1)	elect five directors to serve until our next annual meeting or until the election and qualification of their successors;

(2)

authorize an amendment to our Restated Articles of Incorporation to effect a reverse stock split of our common stock, at a ratio between 1-for-5 and 1-for-10, to be determined at the discretion of the Board, for the purpose of complying with NASDAQ Listing Rule 5550(a)(2), subject to the Board’s discretion to abandon the amendment (the “Reverse Split Proposal”);

(3)	approve, in accordance with NASDAQ Listing Rule and 5635(d), the potential issuance in excess of 20% of our outstanding shares of common stock (the “Conversion Shares”) in connection with the conversion of securities issued to Hillair Capital Investment L.P. (“Hillair”) and any resulting change of control, as defined in NASDAQ Listing Rule 5635(b) (the “20% Issuance Proposal”);

(4)	ratify the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016;

(5)

approve the adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the meeting to approve the Reverse Split Proposal and/or the 20% Issuance Proposal; and

(6)	transact any other business properly brought before the Annual Meeting or any adjournments thereof.

If you are a stockholder as of October 5, 2016, you may vote at the meeting. The date of mailing this Notice of Meeting and Proxy Statement is on or about October 11, 2016.

By order of our board of directors,

/s/ Kevin Harris
Kevin Harris

Chief Financial Officer

October 11, 2016

PROXY STATEMENT

This Proxy Statement and the accompanying proxy card are first being mailed, beginning on or about October 11, 2016, to owners of shares of common stock of Sysorex Global (which may be referred to in this Proxy Statement as “we,” “us,” “Sysorex,” or the “Company”) in connection with the solicitation of proxies by our Board of Directors (the “Board”) for our annual meeting of stockholders to be held on November 8, 2016 at 12:00 p.m., local time, at 2479 E. Bayshore Road, Suite 195, Palo Alto, CA 94303 (referred to as the “Annual Meeting”). This proxy procedure permits all stockholders, many of whom are unable to attend the Annual Meeting, to vote their shares at the Annual Meeting. Our Board encourages you to read this document thoroughly and to take this opportunity to vote on the matters to be decided at the Annual Meeting.

CONTENTS

Page

About The Meeting: Questions and Answers	1
Executive Officers, Directors, and Corporate Governance	7
Executive Compensation and Related Information	15
Security Ownership Of Certain Beneficial Owners And Management	17
Certain Relationships and Related Transactions	19
Proposal 1 – Election of Directors	21
Proposal 2 – Approval of Amendment to Restated Articles of Incorporation to Effect a Reverse Split	22
Proposal 3 – Approval of Potential Issuance of More Than 20% of Outstanding Common Stock	29
Proposal 4 – Ratification of Appointment of Independent Registered Public Accounting Firm	31
Proposal 5 - Approval of adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the meeting to approve the Reverse Split Proposal and/or the 20% Issuance Proposal	32
Requirements for Advance Notification of Nominations and Stockholder Proposals	33
Other Matters	33

Annex A – Certificate of Amendment of Restated Articles of Incorporation of Sysorex Global	A-1

IMPORTANT NOTICE

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO VOTE OVER THE INTERNET, BY TELEPHONE, OR MARK, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT AS PROMPTLY AS POSSIBLE IN THE ENCLOSED ENVELOPE. VOTING BY USING THE ABOVE METHODS WILL NOT PREVENT YOU FROM VOTING IN PERSON AT THE MEETING.

THANK YOU FOR ACTING PROMPTLY

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON NOVEMBER 8, 2016: The Notice of Annual Meeting, Proxy Statement and Annual Report on Form 10-K and Form 10-K/A for the year ended December 31, 2015 are also available at http://www.sysorex.com, which does not have “cookies” that identify visitors to the site.

About The Meeting: Questions And Answers

What am I voting on?

At this year’s meeting, you will be asked to:

(1)	elect five directors to serve on the Board until the next annual meeting of stockholders or until the election and qualification of their successors;

(2)	authorize an amendment to our Restated Articles of Incorporation (the “Charter”) to effect a reverse stock split of our common stock, at a ratio between 1-for-5 and 1-for-10, to be determined at the discretion of the Board, for the purpose of complying with NASDAQ Listing Rule 5550(a)(2) (the “Reverse Split”), subject to the Board’s discretion to abandon the amendment (referred to in this proxy statement as, the “Reverse Split Proposal”);

(3)	approve, in accordance with NASDAQ Listing Rule and 5635(d), the potential issuance in excess of 20% of our outstanding shares of common stock (the “Conversion Shares”) in connection with the conversion of securities issued to Hillair Capital Investment L.P. (“Hillair”) and any resulting change of control, as defined in NASDAQ Listing Rule 5635(b) (referred to in this proxy statement as the “20% Issuance Proposal”);

(4)	ratify the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016;

(5)

approve the adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the meeting to approve the Reverse Split Proposal and/or the 20% Issuance Proposal; and

(6)	transact any other business properly brought before the Annual Meeting or any adjournments thereof.

Who is entitled to vote at the Annual Meeting, and how many votes do they have?

Stockholders of record at the close of business on October 5, 2016 (the “Record Date”) may vote at the Annual Meeting. Pursuant to the rights of our stockholders contained in our charter documents each share of our common stock has one vote. There were 26,991,983 shares of common stock outstanding on October 5, 2016. From October 5, 2016 through November 7, 2016, you may inspect a list of stockholders eligible to vote. If you would like to inspect the list, please call Wendy Loundermon, our Vice President of Finance and Secretary, at (703) 665-0585 to arrange a visit to our offices.  In addition, the list of stockholders will be available for viewing by stockholders at the Annual Meeting.

How do I vote?

You may vote over the Internet, by mail or in person at the Annual Meeting. Please be aware that if you vote over the Internet, you may incur costs such as Internet access charges for which you will be responsible.

Vote by Internet.    Registered stockholders can vote via the Internet at www.proxyvote.com. You will need to use the control number appearing on your proxy card to vote via the Internet. You can use the Internet to transmit your voting instructions up until 11:59 p.m. Eastern Time on November 7, 2016. Internet voting is available 24 hours a day. If you vote via the Internet, you do not need to return a proxy card.

Vote by Telephone. Registered stockholders can vote by telephone by calling the toll-free telephone number 1-800-690-6903. You will need to use the control number appearing on your proxy card to vote by telephone. You may transmit your voting instructions from any touch-tone telephone up until 11:59 p.m. Eastern Time on November 7, 2016. Telephone voting is available 24 hours a day. If you vote by telephone, you do not need to vote over the Internet or return a proxy card.

Vote by Mail.    If you are a registered stockholder and received a printed proxy card, you can vote by marking, dating and signing it, and returning it in the postage-paid envelope provided to Sysorex Global. Please promptly mail your proxy card to ensure that it is received prior to the closing of the polls at the Annual Meeting.

Vote in Person at the Meeting.    If you attend the Annual Meeting and plan to vote in person, we will provide you with a ballot at the Annual Meeting. If your shares are registered directly in your name, you are considered the stockholder of record and you have the right to vote in person at the Annual Meeting. If your shares are held in the name of your broker or other nominee, you are considered the beneficial owner of shares held in street name. As a beneficial owner, if you wish to vote at the Annual Meeting, you will need to bring to the Annual Meeting a legal proxy from your broker or other nominee authorizing you to vote those shares.

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If your shares are held in the name of a bank, broker or other nominee (a “Nominee”), you will receive separate voting instructions from your Nominee describing how to vote your shares. The availability of Internet voting will depend on the voting process of your Nominee. Please check with your Nominee and follow the voting instructions it provides.

You should instruct your Nominee how to vote your shares. If you do not give voting instructions to the Nominee, the Nominee will determine if it has the discretionary authority to vote on the particular matter. Under applicable rules, brokers have the discretion to vote on routine matters, such as the ratification of the selection of accounting firms, but do not have discretion to vote on non-routine matters. Under the regulations applicable to New York Stock Exchange member brokerage firms (many of whom are the record holders of shares of our common stock), the uncontested election of directors is no longer considered a routine matter. Matters related to executive compensation are also not considered routine.  As a result, if you are a beneficial owner and hold your shares in street name, but do not give your Nominee instructions on how to vote your shares with respect to these matters, votes may not be cast on your behalf.  If your Nominee indicates on its proxy card that it does not have discretionary authority to vote on a particular proposal, your shares will be considered to be “broker non-votes” with regard to that matter. Broker non-votes and abstentions will be counted as present for purposes of determining whether enough votes are present to hold our Annual Meeting. A broker non-vote or abstention will not have any effect on a proposal where the requirement for approval is the affirmative vote of the majority of votes cast by the holders of all of the shares present in person or represented by proxy at the meeting and entitled to vote on such matter.

What is a proxy?

A proxy is a person you appoint to vote on your behalf. By using the methods discussed above except voting in person at the meeting, you will be appointing Nadir Ali, our Chief Executive Officer, and Kevin Harris, our Chief Financial Officer, as your proxies. They may act together or individually to vote on your behalf, and will have the authority to appoint a substitute to act as proxy. If you are unable to attend the Annual Meeting, please vote by proxy so that your shares of common stock may be voted.

How will my proxy vote my shares?

If you are a stockholder of record, your proxy will vote according to your instructions. If you choose to vote by mail and complete and return the enclosed proxy card but do not indicate your vote, your proxy will vote “FOR” the election of the nominated slate of directors (see Proposal 1); “FOR” the Reverse Split Proposal (see Proposal 2); “FOR” the 20% Issuance Proposal (see Proposal 3); “FOR” the ratification of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016 (see Proposal 4); and “FOR” the adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the meeting to approve the Reverse Split Proposal and/or the 20% Issuance Proposal (see Proposal 5). We do not intend to bring any other matter for a vote at the Annual Meeting, and we do not know of anyone else who intends to do so. Your proxies are authorized to vote on your behalf, however, using their best judgment, on any other business that properly comes before the Annual Meeting.

How do I change my vote?

If you are a stockholder of record, you may revoke your proxy at any time before your shares are voted at the Annual Meeting by:

●	notifying our Vice President of Financing and Secretary, Wendy Loundermon, in writing at 2479 E. Bayshore Road, Suite 195, Palo Alto, CA 94303, that you are revoking your proxy;

●	submitting a proxy at a later date via the Internet, or by signing and delivering a proxy card relating to the same shares and bearing a later date than the date of the previous proxy prior to the vote at the Annual Meeting, in which case your later-submitted proxy will be recorded and your earlier proxy revoked; or

●	attending and voting by ballot at the Annual Meeting.

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If your shares are held in the name of a Nominee, you should check with your Nominee and follow the voting instructions your Nominee provides.

Who will count the votes?

A representative from Broadridge Financial Solutions, Inc., will act as the inspector of election and count the votes.

What constitutes a quorum?

The holders of a majority of the eligible votes as of the record date, either present or represented by proxy, constitute a quorum. A quorum is necessary in order to conduct the Annual Meeting. If you choose to have your shares represented by proxy at the Annual Meeting, you will be considered part of the quorum. Both abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum. If a quorum is not present at the Annual Meeting, the stockholders holding a majority of the eligible votes present in person or by proxy may adjourn the meeting to a later date. If an adjournment is for more than 45 days or a new record date is fixed for the adjourned meeting, we will provide notice of the adjourned meeting to each stockholder of record entitled to vote at the meeting.

Why is Sysorex seeking to implement the Reverse Split?

On November 30, 2015 the NASDAQ Capital Market (“NASDAQ”) notified the Company that it was not in compliance with NASDAQ Listing Rule 5550(a)(2), which requires the bid price of the Company’s common stock to be at least $1.00 per share. Subsequently, NASDAQ notified the Company that it would have until November 28, 2016 to regain compliance with the minimum bid price requirement. While the Company continues to seek alternative options, the Reverse Split is being proposed in order to increase the market price of our common stock to satisfy the $1.00 minimum closing bid price required to avoid the delisting of our common stock from The NASDAQ Global Select Market (“NASDAQ”), if necessary. In addition, a higher stock price may, among other things, increase the attractiveness of our common stock to the investment community.

What are the consequences of being delisted from NASDAQ?

If we are not able to satisfy the minimum closing bid price requirement prior to November 28, 2016 and we do not effect the Reverse Split in order to meet the $1.00 minimum closing bid price continued listing requirement of NASDAQ, our common stock would be delisted from NASDAQ. If we are delisted from NASDAQ, we may be forced to seek to be traded on the OTC Bulletin Board or the “pink sheets,” which would require our market makers to request that our common stock be so listed. There are a number of negative consequences that could result from our delisting from NASDAQ, including, but not limited to, the following:

●	the liquidity and market price of our common stock may be negatively impacted and the spread between the “bid” and “asked” prices quoted by market makers may be increased;

●	our access to capital may be reduced, causing us to have less flexibility in responding to our capital requirements;

●	our institutional investors may be less interested in or prohibited from investing in our common stock, which may cause the market price of our common stock to decline;

●	we will no longer be deemed a “covered security” under Section 18 of the Securities Act of 1933, as amended, and, as a result, we will lose our exemption from state securities regulations, making the granting of stock options and other equity incentives to our employees more difficult; and

●	if our stock is traded as a “penny stock,” transactions in our stock would be more difficult and cumbersome.

What would be the principal effects of the Reverse Split?

If implemented, the Reverse Split will have the following effects:

●	the market price of our common stock immediately upon effect of the Reverse Split will increase substantially over the market price of our common stock immediately prior to the Reverse Split; and

●	the number of outstanding shares of common stock will be reduced to 5,398,397 if the Reverse Split is implemented at a ratio of 1 for 5 and 2,699,198 if the Reverse Split is implemented at a ratio of 1 for 10 (prior to taking into account the effect of eliminating fractional shares or any issuances of common stock after October 5, 2016).

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Are my pre-split stock certificates still good after the Reverse Split? Do I need to exchange them for new stock certificates?

If the Reverse Split is implemented, as of the effective date and time of the Reverse Split, each certificate representing pre-split shares of common stock will, until surrendered and exchanged, be deemed to represent only the relevant number of post-split shares of common stock. As soon as practicable after the effective date of the Reverse Split, our transfer agent, Corporate Stock Transfer, will mail you a letter of transmittal. Upon receipt of your properly completed and executed letter of transmittal and your stock certificate(s), you will be issued the appropriate number of shares of common stock either as stock certificates (including legends, if appropriate) or electronically in book-entry form, as determined by Sysorex.

What if I hold some or all of my shares electronically in book-entry form? Do I need to take any action to receive post-split shares?

If you hold shares of our common stock in book-entry form (that is, you do not have stock certificates evidencing your ownership of our common stock but instead received a statement reflecting the number of shares registered in your account), you do not need to take any action to receive your post-split shares, if the Reverse Split is implemented. If you are entitled to post-split shares, a transaction statement will be sent automatically to your address of record indicating the number of shares you hold.

What happens to any fractional shares resulting from the Reverse Split?

If you would be entitled to receive fractional shares as a result of the Reverse Split because you hold a number of shares of common stock before the reverse stock split that is not evenly divisible (in other words, it would result in a fractional interest following the Reverse Split), the Company shall not issue to any holder a fractional share of common stock on account of the Reverse Split.  Rather, any fractional share of common stock resulting from such change shall be rounded upward to the nearest whole share of common stock.  Share interests issued due to rounding are given solely to save the expense and inconvenience of issuing fractional shares of common stock and do not represent separately bargained for consideration.

What happens to equity awards under Sysorex’s Amended and Restated 2011 Employee Stock Incentive Plan as a result of the Reverse Split?

If the Reverse Split is implemented, all shares of common stock subject to the outstanding equity awards (including stock options, performance shares and restricted stock) under Sysorex’s Amended and Restated 2011 Employee Stock Incentive Plan (the “Plan”) will be converted upon the effective date and time of the Reverse Split into between 10-20% of such number of such shares immediately preceding the Reverse Split (subject to adjustment for fractional interests), depending on the Reverse Split Ratio approved by the Board. In addition, the exercise price of outstanding equity awards (including stock options and stock appreciation rights) will be adjusted to 5-10 times the exercise price specified before the Reverse Split. As a result, the approximate aggregate exercise price will remain the same following the Reverse Split. No fractional shares will be issued pursuant to the Plan following the Reverse Split. Therefore, if the number of shares subject to the outstanding equity awards immediately before the Reverse Split is not evenly divisible (in other words, it would result in a fractional interest following the Reverse Split), the number of shares of common stock issuable pursuant to such equity awards (including upon exercise of stock options and stock appreciation rights) will be rounded up to the nearest whole number.

What vote is required to approve each proposal?

Election of Directors. For Proposal 1, the election of directors, the nominees will be elected by a majority of the votes cast by the holders of shares of common stock present in person or represented by proxy and entitled to vote in the election. You may choose to vote, or withhold your vote, separately for each nominee. A properly executed proxy or voting instructions marked “Abstain” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for the purposes of determining whether there is a quorum.

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Approval of the Reverse Split Proposal. For Proposal 2, the affirmative vote of the holders of shares of common stock representing a majority of the votes cast by the holders of all of the shares of common stock present in person or represented by proxy and entitled to voting on such matter will be required for approval.

Approval of the 20% Issuance Proposal. For Proposal 3, the affirmative vote of the holders of shares of common stock representing a majority of the votes cast by the holders of all of the shares of common stock present in person or represented by proxy and entitled to voting on such matter, other than Hillair, will be required for approval.

Ratification of the Appointment of Independent Registered Public Accounting Firm. For Proposal 4, the affirmative vote of the holders of shares of common stock representing a majority of the votes cast by the holders of all of the shares of common stock present in person or represented by proxy and entitled to voting on such matter will be required for approval.

Approval of Adjournment of the Annual Meeting, If Necessary, to Solicit Sufficient Votes to Approve the Reverse Split Proposal and/or the 20% Issuance Proposal. For Proposal 5, the affirmative vote of the holders of shares of common stock representing a majority of the votes cast by the holders of all of the shares of stock present in person or represented by proxy and entitled to voting on such matter will be required for approval.

Other Proposals. Any other proposal that might properly come before the meeting will require the affirmative vote of the holders of shares of common stock representing a majority of the votes cast by the holders of all of the shares of stock present or represented and entitled to voting on such matter at the meeting in order to be approved, except when a different vote is required by law, our Charter or our Bylaws.

Abstentions and broker non-votes with respect to any matter will be counted as present and entitled to vote on that matter for purposes of establishing a quorum. A broker non-vote or abstention will not have any effect on a proposal where the requirement for approval is the affirmative vote of the majority of votes cast by the holders of all of the shares present in person or represented by proxy at the meeting and entitled to vote on such matter.  Accordingly, neither broker non-votes or abstentions will have any effect on Proposals 1 -5.

What percentage of our common stock do our directors and officers own?

As of October 5, 2016, our director-nominees and executive officers beneficially owned approximately 24% of our outstanding common stock, excluding shares of common stock issuable within sixty days. See the discussion under the heading “Security Ownership of Certain Beneficial Owners and Management” on page 19 for more details.

Who is soliciting proxies, how are they being solicited, and who pays the cost?

We, on behalf of our Board, through our directors, officers, and employees, are soliciting proxies primarily by mail and the Internet. Further, proxies may also be solicited in person, by telephone, or facsimile.  We will pay the cost of soliciting proxies. We will also reimburse stockbrokers and other custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to the owners of our common stock.

Who is our Independent Registered Public Accounting Firm, and will they be represented at the Annual Meeting?

Marcum LLP served as the independent registered public accounting firm auditing and reporting on our financial statements for the fiscal year ended December 31, 2015 and has been appointed to serve as our independent registered public accounting firm for 2016. We expect that representatives of Marcum LLP will be physically present or be available via phone at the Annual Meeting. They will have an opportunity to make a statement, if they desire, and will be available to answer appropriate questions at the Annual Meeting.

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What are the recommendations of our Board?

The recommendations of our Board are set forth together with the description of each proposal in this Proxy Statement. In summary, the Board recommends a vote:

●	FOR the election of the nominated directors (see Proposal 1);

●	FOR the approval of the Reverse Split Proposal (see Proposal 2);

●	FOR the approval of the 20% Issuance Proposal (see Proposal 3);

●	FOR the ratification of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016 (see Proposal 4); and

●

FOR the approval to adjourn the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the meeting to approve the Reverse Split Proposal and/or the 20% Issuance Proposal (see Proposal 5).

With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board or, if no recommendation is given, in their own discretion.

If you sign and return your proxy card but do not specify how you want to vote your shares, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board.

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EXECUTIVE OFFICERS, DIRECTORS, AND CORPORATE GOVERNANCE

The following table sets forth the names and ages of all of our directors and executive officers. Our officers are appointed by, and serve at the pleasure of, the Board. The Company’s Board consists of seven directors. Five of our seven current directors have been nominated for reelection and have consented to stand for reelection. Neither Geoffrey Lilien nor Abdus Salam Quieishi will stand for reelection, resulting in two vacancies. Mr. Lilien’s term will expire at the Annual Meeting, while Mr. Quieishi resigned from his positions with the Company, effective as of the close of business on September 30, 2016. The Board has not nominated individuals to fill the resulting vacancies. The terms of the rest of our current directors will expire at the Annual Meeting. after their election.

Name	Age	Position

Nadir Ali	47	Chief Executive Officer and Director
Kevin Harris	47	Chief Financial Officer
Bret Osborn	51	Chief Sales Officer
Craig Harper	50	Chief Technology Officer
Wendy Loundermon	45	Vice President of Finance and Secretary of Sysorex, President, CFO and Secretary of Sysorex Government Services, Inc., Vice President of Finance and Secretary of Sysorex USA and Secretary of Sysorex Canada Corp.
Geoffrey Lilien	52	Director
Leonard Oppenheim	69	Director
Thomas Steding	72	Director
Kareem Irfan	56	Director
Tanveer Khader	47	Director

Nadir Ali

Mr. Ali was elected CEO and a Director of the Company in September 2011.  Prior thereto, from 2001, he served as President of Sysorex Consulting Inc. and its subsidiaries. As CEO of the Company, Mr. Ali is responsible for establishing the vision, strategic intent, and the operational aspects of Sysorex.  Mr. Ali works with the Sysorex executive team to deliver both operational and strategic leadership and has over 15 years of experience in the consulting and high tech industries. Prior to joining Sysorex, from 1998-2001, Nadir was the co-founder and Managing Director of Tira Capital, an early stage technology fund.  Immediately prior thereto, Nadir served as Vice President of Strategic Planning for Isadra, Inc., an e-commerce software start-up. Nadir led the company’s capital raising efforts and its eventual sale to VerticalNet. From 1995 through 1998, Nadir was Vice President of Strategic Programs at Sysorex Information Systems (acquired by Vanstar Government Systems in 1997), a leading computer systems integrator. Nadir played a key operations role and was responsible for implementing and managing the company’s $1 billion plus in multi-year contracts.  He worked closely with the investment bankers on the sale of Sysorex Information Systems to Vanstar in 1997. This started Mr. Ali’s mergers and acquisitions experience which was enhanced with additional M&A activity totaling $150 million. This experience is critical and relevant to Sysorex’s strategy today.  Mr. Ali’s extensive experience in Sysorex’s core government business, as well as extensive contacts and relationships in Silicon Valley and Washington, D.C. were further considered by the Company in appointing Mr. Ali to the Board of Directors. From 1989 to 1994 he was a management consultant, first with Deloitte & Touche LLC in San Francisco and then independently. Mr. Ali received a Bachelor of Arts degree in Economics from the University of California at Berkeley in 1989. Mr. Ali’s valuable entrepreneurial, management, M&A and technology experience together with his in-depth knowledge of the Company provide him with the qualifications and skills to serve as a director of our Company. Mr. Ali is the son-in-law of Abdus Salam Qureishi, the Company’s Chairman of the Board.

Kevin Harris

Mr. Harris has been appointed to serve as the Company’s Chief Financial Officer, effective as of October 19, 2015. Prior to his appointment as Chief Financial Officer of the Company, Mr. Harris had served as the Vice President and Chief Financial Officer of Response Genetics, Inc. (NASDAQ: RGDX), a company focused on the development and sale of molecular diagnostic tests that help determine a patient’s response to cancer therapy, since June 12, 2013 and as the Interim Chief Financial Officer from August 2012 to June 12, 2013. Mr. Harris served as Chief Financial Officer and a director of CyberDefender Corporation (NASDAQ: CYDE listed from June 2010 to March 2014) from 2009 until August 2012 (and as interim Chief Executive Officer from August 2011 until August 2012). He also served as Chief Operating Officer of Statmon Technologies Corp. from 2004 to 2009. He began his career at KPMG Peat Marwick as a senior auditor. Mr. Harris’s other professional experience includes serving as Head of Production Finance at PolyGram Television, Director of Corporate Financial Planning at Metro-Goldwyn-Mayer Studios and Senior Vice President of Finance at RKO Pictures. Mr. Harris earned a Bachelor of Science in Business Administration from California State University, San Bernardino and is a Certified Public Accountant in the State of California.

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Bret Osborn

Mr. Osborn joined Sysorex as President of Lilien Systems (“Lilien”, n/k/a. Sysorex USA) during the Company’s acquisition of Lilien on March 20, 2013.  On May 21, 2015 he was appointed as Chief Sales Officer of the Company. Mr. Osborn is a seasoned, highly successful sales executive with responsibility for Sysorex’s global sales teams. He oversees the Company’s direct sales teams as well as its worldwide reseller partner and systems integration channels. Prior to joining Lilien in 2005, Mr. Osborn held various sales management positions with Blue Arc, EMC Corporation, and Lanier Worldwide.

Craig Harper

Mr. Harper joined Sysorex as Chief Technology Officer on June 24, 2014. Mr. Harper is a pioneer in Big Data, IaaS, SaaS, PaaS and Cloud based technologies. A visionary with nearly 30 years’ experience he leads Sysorex engineering and professional services teams in their development efforts. Mr. Harper’s prior experience includes 15 years of executive management experience within the cloud infrastructure and mobile application industries including serving as President of Apishpere, a wireless, location-based services company providing secure, scalable orchestration between devices and clouds. Mr. Harper earned an MBA from Babson College and BS degrees in Quantitative Economics & Decision Science, and Computer Science, from the University of California, San Diego.

Wendy Loundermon

Ms. Loundermon has overseen all of Sysorex’s finance, accounting and HR activities from 2002 until October 2014 and was re-appointed as Interim CFO of the Company effective January 2015 through October 2015.  She has continued on with the Company as Vice President of Finance and President of Sysorex Government Services, Inc. Ms. Loundermon has over 20 years of finance and accounting experience. She is currently responsible for the preparation and filing of financial statements and reports for all companies, tax return filings, and managing the accounting staff.  Ms. Loundermon received a Bachelor of Science degree in Accounting and a Master of Science degree in Taxation from George Mason University.

Geoffrey Lilien

Mr. Lilien was CEO of Lilien until March 31, 2015 and became a member of the Board upon the Company’s acquisition of Lilien on March 20, 2013.  Prior thereto, he held the position of Chairman and CEO with Lilien since 1984, when he founded the Company.  He has overseen Lilien’s growth from his being the only employee to having five offices in four states with over 50 employees.  Mr. Lilien’s leadership in the reseller community includes his participation on HP Enterprise Council and Avnet Executive Partner Council, and he is regularly quoted in CRN and other trade press. In 2009, he received the VAR 500 Best Partnership Award recognizing nearly two decades of successful partnering with Hewlett-Packard.  Mr. Lilien has a B.S. in Applied Science and Business from the University of San Francisco.   Much of Lilien Systems’ longevity and success can be attributed to that company’s culture, which evolved under Mr. Lilien’s leadership.  Mr. Lilien started out as a technologist and instituted the practice of having the most capable and communicative technical staff in the industry.  Mr. Lilien’s valuable entrepreneurial, management, sales and technology experience together with his in-depth knowledge of Lilien’s business operations provide him with the qualifications and skills to serve as a director of our Company.

Leonard A. Oppenheim

Mr. Oppenheim has served as a director of the Company since July 29, 2011.  Mr. Oppenheim retired from business in 2001 and has since been active as a private investor. From 1999 to 2001, he was a partner in Faxon Research, a company offering independent research to professional investors. From 1983 to 1999, Mr. Oppenheim was a principal in the Investment Banking and Institutional Sales division of Montgomery Securities. Prior to that, he was a practicing attorney. Mr. Oppenheim is a graduate of New York University Law School.  Mr. Oppenheim served on the Board of Apricus Biosciences, Inc. (NASDAQ: APRI), a publicly held bioscience company, from June 2005 to May 2014.  Mr. Oppenheim’s public company board experience is essential to the Company.  Mr. Oppenheim also meets the Audit Committee Member requirements as a financial expert. Mr. Oppenheim’s public company board experience and financial knowledge provide him with the qualifications and skills to serve as a director of our Company.

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Thomas L. Steding

Mr. Steding has served as a director of the Company since July 8, 2014.  From April 2011 until March 2013, Mr. Steding was the Chief Executive Officer of Zephyr Photonics, a company which offers high performance optoelectronic solutions for harsh environments.   From November 2008 until July 2010, he was the Chief Executive Officer of Red Condor, Inc., a managed service provider of email security systems for businesses, government agencies, and education and service providers.  Prior to that, Mr. Steding was the Chief Executive Officer of numerous companies, including Liquid Engines, Inc., a tax software company, Stion Corp., a solar photovoltaic company, and Astoria Software, Inc., a complex document management company.  Since 2007, Mr. Steding has served as Chairman of the Board for Linguastat, Inc., a company which provides a variety of services related to businesses’ product descriptions and other rich content for the web, mobile and tablet channels. He holds a Ph.D. in Electrical Engineering from University of California, Berkeley, California, and a MS in Management (Sloan Fellow) from Stanford University Graduate School of Business, Stanford, California. He also holds degrees in Electrical Engineering from the University of Michigan. Mr. Steding’s substantial executive management experience and his experience in business development with information technology companies give him the qualifications and skills to serve as a director of our Company.

Kareem M. Irfan

Mr. Irfan has served as a director of the Company since July 8, 2014.  Since 2014, Mr. Irfan has been the CEO (Global Businesses) of Cranes Software International (Cranes), a business group offering business intelligence, data analytics and engineering software solutions and services. Previously, Mr. Irfan was Chief Strategy Officer at Cranes starting in 2011. From 2005 until 2011, he was General Counsel at Schneider Electric, a Paris-based global company which specializes in electricity distribution, automation and energy management solutions.  Mr. Irfan served earlier as Chief IP & IT Counsel at Square D Co., a US-based electrical distribution and automation business and also practiced law at two international IP law firms in Chicago.  Mr. Irfan is a graduate of DePaul University College of Law, holds a MS in Computer Engineering from the University of Illinois, and a BS in Electronics Engineering from Bangalore University. Mr. Irfan’s extensive experience in advising information technology companies, managing corporate governance and regulatory management policies, and over fifteen years of executive management leadership give him strong qualifications and skills to serve as a director of our Company.

Board of Directors

Our Board may establish the authorized number of directors from time to time by resolution. The current authorized number of directors is seven. Our current directors, if elected, will continue to serve as directors until the next annual meeting of stockholders and until his or her successor has been elected and qualified, or until his or her earlier death, resignation, or removal.

Our Board held 3 meetings during 2015. The Board also acted 16 times by unanimous written consent. All members of the board except Kareem Irfan attended more than 75% of the aggregate of the total number of meetings of the Board (held during the period for which he was a director). Members of our Board are invited and encouraged to attend each annual meeting of stockholders.

We continue to review our corporate governance policies and practices by comparing our policies and practices with those suggested by various groups or authorities active in evaluating or setting best practices for corporate governance of public companies. Based on this review, we have adopted, and will continue to adopt, changes that the Board believes are the appropriate corporate governance policies and practices for our Company.

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Independence of Directors

In determining the independence of our directors, we apply the definition of “independent director” provided under the listing rules of The NASDAQ Stock Market LLC (“NASDAQ”). Pursuant to these rules, the Board has determined that all of the directors currently serving on the Board, are independent within the meaning of NASDAQ Listing Rule 5605 with the exception of Nadir Ali who is an executive officer, and Geoffrey Lilien who was employed by a subsidiary of the Company through December 31, 2015.

Committees of our Board

The Board has three standing committees: the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee.

Audit Committee

The Audit Committee consists of three directors. Leonard Oppenheim, Thomas Steding, and Kareem Irfan were the members through October 31, 2015, all of whom are “independent” as defined under section 5605(a)(2) of the NASDAQ Listing Rules.  Effective November 1, 2015 Tanveer Khader, who is also independent, replaced Thomas Steding as a member of the committee. In addition, the Board has determined that Leonard Oppenheim qualifies as an “audit committee financial expert” as defined in the rules of the SEC. The Audit Committee operates pursuant to a charter, which can be viewed on our website at http://www.sysorex.com (under “Investors”). The Audit Committee met 6 times during 2015 with all members in attendance at each meeting, except Kareem Irfan and Leonard Oppenheim who were each not present at one of the meetings. All members attended more than 75% of such committee meetings. The role of the Audit Committee is to:

●	oversee management’s preparation of our financial statements and management’s conduct of the accounting and financial reporting processes;

●	oversee management’s maintenance of internal controls and procedures for financial reporting;

●	oversee our compliance with applicable legal and regulatory requirements, including without limitation, those requirements relating to financial controls and reporting;

●	oversee the independent auditor’s qualifications and independence;

●	oversee the performance of the independent auditors, including the annual independent audit of our financial statements;

●	prepare the report required by the rules of the Securities and Exchange Commission (the “SEC”) to be included in our Proxy Statement; and

●	discharge such duties and responsibilities as may be required of the Committee by the provisions of applicable law, rule or regulation.

Compensation Committee

The Compensation Committee consists of two directors, Leonard Oppenheim and Thomas Steding, all of whom are “independent” as defined in section 5605(a)(2) of the NASDAQ Listing Rules. The Compensation Committee did not hold an official meeting during 2015 but rather conducted business through written consents. The role of the Compensation Committee is to:

●	develop and recommend to the independent directors of the Board the annual compensation (base salary, bonus, stock options and other benefits) for our President/Chief Executive Officer;

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●	review, approve and recommend to the independent directors of the Board the annual compensation (base salary, bonus and other benefits) for all of our Executive Officers (as used in Section 16 of the Securities Exchange Act of 1934 and defined in Rule 16a-1 thereunder);

●	review, approve and recommend to the Board the aggregate number of equity grants to be granted to all other employees; and

●	ensure that a significant portion of executive compensation is reasonably related to the long-term interest of our stockholders.

A copy of the charter of the Compensation Committee is available on our website at http://www.sysorex.com (under “Investors”).

The Compensation Committee may form and delegate a subcommittee consisting of one or more members to perform the functions of the Compensation Committee. The Compensation Committee may engage outside advisers, including outside auditors, attorneys and consultants, as it deems necessary to discharge its responsibilities. The Compensation Committee has sole authority to retain and terminate any compensation expert or consultant to be used to provide advice on compensation levels or assist in the evaluation of director, President/Chief Executive Officer or senior executive compensation, including sole authority to approve the fees of any expert or consultant and other retention terms. In addition, the Compensation Committee considers, but is not bound by, the recommendations of our Chief Executive Officer with respect to the compensation packages of our other executive officers.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee, or the “Governance Committee”, consists of three directors, Leonard Oppenheim, Thomas Steding and Tanveer Khader, all of whom are “independent” as defined in section 5605(a)(2) of the NASDAQ Listing Rules. The Governance Committee acted one time during 2015 with all members in attendance. The role of the Governance Committee is to:

●	evaluate from time to time the appropriate size (number of members) of the Board and recommend any increase or decrease;

●	determine the desired skills and attributes of members of the Board, taking into account the needs of the business and listing standards;

●	establish criteria for prospective members, conduct candidate searches, interview prospective candidates, and oversee programs to introduce the candidate to us, our management, and operations;

●	annually recommend to the Board persons to be nominated for election as directors;

●	recommend to the Board the members of all standing Committees;

●	periodically review the “independence” of each director;

●	adopt or develop for Board consideration corporate governance principles and policies; and

●	provide oversight to the strategic planning process conducted annually by our management.

A copy of the charter of the Governance Committee is available on our website at http://www.sysorex.com (under “Investors”).

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Stockholder Communications

Stockholders may communicate with the members of the Board, either individually or collectively, by writing to the Board at 2479 E. Bayshore Road, Suite 195, Palo Alto, CA 94303.  These communications will be reviewed by the Secretary as agent for the non-employee directors in facilitating direct communication to the Board.  The Secretary will treat communications containing complaints relating to accounting, internal accounting controls, or auditing matters as reports under our Whistleblower Policy. Further, the Secretary will disregard communications that are bulk mail, solicitations to purchase products or services not directly related either to us or the non-employee directors’ roles as members of the Board, sent other than by stockholders in their capacities as such or from particular authors or regarding particular subjects that the non-employee directors may specify from time to time, and all other communications which do not meet the applicable requirements or criteria described below, consistent with the instructions of the non-employee directors.

General Communications. The Secretary will summarize all stockholder communications directly relating to our business operations, the Board, our officers, our activities or other matters and opportunities closely related to us. This summary and copies of the actual stockholder communications will then be circulated to the Chairman of the Governance Committee.

Stockholder Proposals and Director Nominations and Recommendations. Stockholder proposals are reviewed by the Secretary for compliance with the requirements for such proposals set forth in our Bylaws and in Regulation 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (“Exchange Act”). Stockholder proposals that meet these requirements will be summarized by the Secretary. Summaries and copies of the stockholder proposals are circulated to the Chairman of the Governance Committee.

Stockholder nominations for directors are reviewed by the Secretary for compliance with the requirements for director nominations that are set forth in our Bylaws. Stockholder nominations for directors that meet these requirements are summarized by the Secretary. Summaries and copies of the nominations or recommendations are then circulated to the Chairman of the Governance Committee.

The Governance Committee will consider director candidates recommended by stockholders. If a director candidate is recommended by a stockholder, the Governance Committee expects to evaluate such candidate in the same manner it evaluates director candidates it identifies. Stockholders desiring to make a recommendation to the Governance Committee should follow the procedures set forth above regarding stockholder nominations for directors.

Retention of Stockholder Communications. Any stockholder communications which are not circulated to the Chairman of the Governance Committee because they do not meet the applicable requirements or criteria described above will be retained by the Secretary for at least ninety calendar days from the date on which they are received, so that these communications may be reviewed by the directors generally if such information relates to the Board as a whole, or by any individual to whom the communication was addressed, should any director elect to do so.

Distribution of Stockholder Communications. Except as otherwise required by law or upon the request of a non-employee director, the Chairman of the Governance Committee will determine when and whether a stockholder communication should be circulated among one or more members of the Board and/or Company management.

Director Qualifications and Diversity

The Board seeks independent directors who represent a diversity of backgrounds and experiences that will enhance the quality of the Board’s deliberations and decisions. Candidates should have substantial experience with one or more publicly traded companies or should have achieved a high level of distinction in their chosen fields.  The Board is particularly interested in maintaining a mix that includes individuals who are active or retired executive officers and senior executives, particularly those with experience in technology; research and development; finance, accounting and banking; or marketing and sales.

There is no difference in the manner in which the Governance Committee evaluates nominees for director based on whether the nominee is recommended by a stockholder. In evaluating nominations to the Board, the Governance Committee also looks for depth and breadth of experience within the Company’s industry and otherwise, outside time commitments, special areas of expertise, accounting and finance knowledge, business judgment, leadership ability, experience in developing and assessing business strategies, corporate governance expertise, and for incumbent members of the Board, the past performance of the incumbent director. Each of the candidates nominated for election to our Board was recommended by the Governance Committee.

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Code of Business Conduct and Ethics

The Board has adopted a code of business conduct and ethics (the “Code”) designed, in part, to deter wrongdoing and to promote honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships, full, fair, accurate, timely and understandable disclosure in reports and documents that the Company files with or submits to the Securities and Exchange Commission and in the Company’s other public communications, compliance with applicable governmental laws, rules and regulations, the prompt internal reporting of Code violations to an appropriate person or persons, as identified in the Code and accountability for adherence to the Code. The Code applies to all directors, executive officers and employees of the Company. The Code is periodically reviewed by the Board. In the event we determine to amend or waive certain provisions of the Code, we intend to disclose such amendments or waivers on our website at http://www.sysorex.com under the heading “Investors” within four business days following such amendment or waiver or as otherwise required by the NASDAQ Listing Rules.

Risk Oversight

Our Board provides risk oversight for our entire company by receiving management presentations, including risk assessments, and discussing these assessments with management. The Board’s overall risk oversight, which focuses primarily on risks and exposures associated with current matters that may present material risk to our operations, plans, prospects or reputation, is supplemented by the various committees. The Audit Committee discusses with management and our independent registered public accounting firm our risk management guidelines and policies, our major financial risk exposures and the steps taken to monitor and control such exposures. Our Compensation Committee oversees risks related to our compensation programs and discusses with management its annual assessment of our employee compensation policies and programs. Our Governance Committee oversees risks related to corporate governance and management and director succession planning.

Board Leadership Structure

The Chairman of the Board presides at all meetings of the Board. Currently, the offices of Chairman of the Board and Chief Executive Officer are separated. The Company has no fixed policy with respect to the separation of the offices of the Chairman of the Board and Chief Executive Officer. The Board believes that the separation of the offices of the Chairman of the Board and Chief Executive Officer is in the best interests of the Company and will review this determination from time to time.

Director Compensation

The following table provides certain summary information concerning compensation awarded to, earned by or paid to our Directors in the year ended December 31, 2015 expect those Directors who were also Named Executive Officers and whose compensation information has been disclosed above.

Name	Fees Earned or paid in cash ($)	Stock awards ($)	Option awards ($)	Non-equity Incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All other compensation ($)		Total ($)
Leonard Oppenheim	$45,500	$44,872	$16,960	-	-	-		$107,332
Thomas Steding	$43,500	$32,200	$35,360	-	-	$23,750	(1)	$134,810
Kareem Irfan	$31,250	$32,200	$16,960	-	-	-		$80,410
Tanveer Khader	$31,000	$32,200	$16,960	-	-	-		$80,160
A. Salam Qureishi	$-	$-	$-	-	-	$360,000	(1)	$360,000
Geoffrey Lilien	$-	$-	$-	-	-	$197,905	(2)	$197,905

(1)	Compensation under a consulting agreement as fully described in Item 13.

(2)	Compensation as an employee of Lilien Systems to include salary, bonus and auto allowance.

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Directors are entitled to reimbursement of ordinary and reasonable expenses incurred in exercising their responsibilities and duties as a director. Additionally, on July 14, 2014 the Board approved to award its independent directors the following compensation for fiscal year 2014 (July 2014 – June 2015) (subject to a definitive agreement): $20,000 per year for their services rendered on the Board, $2,500 per year for service on a committee, a non-qualified stock option grant to purchase 10,000 shares of the Company’s common stock under the Company’s 2011 Employee Stock Incentive Plan which was amended and restated on May 2, 2014 (the “Plan”), and a restricted stock award of 20,000 shares of common stock under the Plan, which will vest in increments of 5,000 shares per quarter over a period of one year from the grant date.  Effective July 1, 2015 the Board approved the following compensation plan for the independent directors: $30,000 per year for their services rendered on the Board, $15,000 per year for service as the audit committee chair, $10,000 per year for service as the compensation committee chair, $6,000 per year for service on the audit committee, $4,000 per year for service on the compensation committee, $2,500 per year for service on the Governance Committee, a non-qualified stock option grant to purchase 20,000 shares of the Company’s common stock under the Company’s Employee Stock Incentive Plan, and a restricted stock award of 20,000 shares of common stock under the Plan, which will vest in increments of 5,000 shares per quarter over a period of one year from the grant date.  The payment of any portion of the above compensation, including the grants of any securities under the Plan shall be subject to the terms and conditions of definitive agreements to be entered into between the Company and its independent directors.

Compliance with Section 16 of the Exchange Act

Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to us under Rule 16a-3(e) during the year ended December 31, 2015, Forms 5 and any amendments thereto furnished to us with respect to the year ended December 31, 2015, and the representations made by the reporting persons to us, we believe that the following person(s) who, at any time during such fiscal year was a director, officer or beneficial owner of more than 10% of the Company’s common stock, failed to comply with all Section 16(a) filing requirements during the fiscal year:

Name	Number of Late Reports	Number of Transactions not Reported on a Timely Basis	Failure to File a Required Form
Nadir Ali	1*	1	0
Wendy Loundermon	1**	1	0

*	Mr. Ali was late filing a Form 4 reflecting an acquisition of stock options on April 17, 2015.
**	Ms. Loundermon was late filing a Form 4 reflecting an acquisition of stock options on May 9, 2015.

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EXECUTIVE COMPENSATION AND RELATED INFORMATION

The table below sets forth, for the last two fiscal years, the compensation earned by (i) each individual who served as our principal executive officer, (ii) our two other most highly compensated executive officers, other than our principal executive officer, who were serving as an executive officer at the end of the last fiscal year, and (iii) up to two additional individuals for whom disclosure would have been provided pursuant to the preceding paragraph (ii) but for the fact that the individual was not serving as an executive officer of the Company at the end of the last completed fiscal year. Together, these three individuals are sometimes referred to as the “Named Executive Officers.”

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($)		All Other Compensation ($)		Total ($)

Nadir Ali,	2015	$252,400	$266,329	$507,500	(1)	$183,399	(2)	$1,209,629
Chief Executive Officer of Sysorex	2014	$240,000	$140,000	$-		$153,711	(2)	$533,711

Bret Osborn,	2015	$180,000	$374,840	$188,600	(1)	$11,959	(4)	$755,399
President of Lilien Systems	2014	$180,000	$385,726	$-		$7,020	(5)	$572,746

Craig Harper,	2015	$220,001	$110,000	$180,050	(1)	$7,020	(5)	$517,071
Chief Technology Officer of Sysorex	2014	$103,846	$-	$127,800	(1)	$3,510	(5)	$235,156

(1)	The fair value of employee option grants are estimated on the date of grant using the Black-Scholes option pricing model with key weighted average assumptions, expected stock volatility and risk free interest rates based on US Treasury rates from the applicable periods.

(2)	Accrued vacation paid as compensation and housing allowance.

(3)	Accrued vacation paid as compensation.

(4)	Represents fringe benefits and auto allowance.

(5)	Represents an automobile allowance.

Outstanding Equity Awards at Fiscal Year-End

Other than as set forth below, there were no outstanding unexercised options, unvested stock, and/or equity incentive plan awards issued to our named executive officers as of December 31, 2015.

	Option Awards							Stock Awards
Name	Number of securities underlying unexercised options (#) exercisable		Number of securities underlying unexercised options (#) unexercisable		Equity incentive plan awards: number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested #	Market value of shares of units of stock that have not vested ($)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($)(1)
Nadir Ali	125,000	(1)	-0-		-0-	0.312	12/21/2022	-0-	-0-	-0-	-0-
	156,250	(2)	468,750	(2)	-0-	2.70	08/12/2023	-0-	-0-	-0-	-0-
	93,750	(3)	406,250	(3)	-0-	2.32	04/17/2025	-0-	-0-	-0-	-0-

Bret Osborn	16,666	(3)	183,334	(3)	-0-	1.75	08/05/2025	-0-	-0-	-0-	-0-

Craig Harper	28,125	(3)	46,875	(3)	-0-	3.79	07/03/2024	-0-	-0-	-0-	-0-
	28,645	(3)	96,355	(3)	-0-	1.56	02/12/2025	-0-	-0-	-0-	-0-
	8,333	(3)	91,667	(3)	-0-	1.75	08/05/2025	-0-	-0-	-0-	-0-

(1)	This option is 100% vested.

(2)	This option vests 25% on August 14, 2015 and vests 25% over the following three anniversaries of the grant date.

(3)	This option vests 1/48th per month at the end of each month starting on the grant date.

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Employment Agreements and Arrangements

On July 1, 2010, Nadir Ali entered into an “at will” Employment and Non-Compete Agreement, as subsequently amended, with the Sysorex Group, consisting of Sysorex Federal, Inc., Sysorex Government Services and Sysorex Consulting prior to their acquisition by the Company.  Under the terms of the Employment Agreement Mr. Ali serves as President.  The Employment Agreement was assumed by the Company and Mr. Ali became CEO in September 2011.  Mr. Ali’s salary under the Agreement is $240,000 per annum plus other benefits including a bonus plan, a housing allowance, health insurance, life insurance and other standard Sysorex employee benefits. If Mr. Ali’s employment is terminated without Cause (as defined therein), he will receive his base salary for 12 months from the date of termination.  Mr. Ali’s employment agreement provides that he will not compete with the Company for a period ending 12 months from termination and will be subject to non-solicitation provisions relating to employees, consultants and customers, distributors, partners, joint ventures or suppliers of the Company. On April 17, 2015, the Compensation Committee approved the increase of Mr. Ali’s annual salary to $252,400 per annum, effective January 1, 2015.

On March 20, 2013, upon the Company’s acquisition of Lilien Systems, Lilien Systems (“Lilien”, n/k/a. “Sysorex USA”) entered into a two year employment agreement with Bret Osborn to serve as President of Lilien Systems.  Under the agreement Mr. Osborn’s salary was $180,000 per year and he was eligible to receive compensation under a bonus plan.  If the contract was terminated by Lilien for Cause (as defined therein), or if Mr. Osborn resigned without Good Reason (as defined therein), Mr. Osborn shall only receive his compensation earned through the termination date.  If the contract was terminated by Lilien without Cause or if Mr. Osborn terminated his employment for Good Reason, or upon a Change in Control (as defined therein), Mr. Osborn was also entitled to one year’s severance pay; all non-vested equity in the Company shall accelerate and vest on the date of termination and all healthcare and life insurance coverage through the end of the term shall be paid by the Company. After the expiration of the employment agreement Mr. Osborn’s compensation arrangement includes an annual salary of $180,000 plus other benefits including a bonus plan, commission plan and auto allowance.

Craig Harper joined the Company on June 24, 2014. His compensation arrangements include an annual salary of $200,000 plus other benefits including a bonus plan, commission plan and auto allowance. Effective July 1, 2015 Mr. Harper’s annual salary was increased to $240,000 per year.

Securities Authorized for Issuance under Equity Compensation Plans

On September 1, 2011 our Board and stockholders adopted the 2011 Employee Stock Incentive Plan, which was amended and restated on May 2, 2014 (the Amended and Restated 2011 Employee Stock Incentive Plan is referred to as the “Plan”). The purpose of the Plan is to provide an incentive to attract and retain directors, officers, consultants, advisors and employees whose services are considered valuable, to encourage a sense of proprietorship, and to stimulate an active interest of these persons in our development and financial success. Under the Plan, as amended, we are authorized to issue up to 2,634,500 shares of Common Stock, with yearly increases equal to 10% of the number of shares issued during the prior calendar year, including incentive stock options intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended, non-qualified stock options, stock appreciation rights, performance shares, restricted stock and long term incentive awards. On June 18, 2015 the stockholders approved an amendment to the Plan increasing the number of shares of common stock authorized for awards under the Plan by 3,000,000, subject to annual increases. Thus, effective as of January 1, 2016, an aggregate of 6,756,033 shares are authorized for grant under the Plan. The Plan is administered by our Board until authority is delegated to a committee of the Board.

The table below provides information as of December 31, 2015 regarding the Plan and such other compensation plans under which equity securities of the Company have been authorized for issuance.

Plan Category	Number of securities to be issued upon exercise of outstanding options (a)		Weighted- average exercise price of outstanding (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column a) (c)
Equity compensation plans approved by security holders	4,128,049		$1.89	2,627,984
Equity compensation plans not approved by security holders	625,000	(1)	$2.70	0
Total	4,753,049		$2.00	2,627,984

(1)	Options granted to Nadir Ali on August 14, 2013.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of September 27, 2016, regarding the beneficial ownership of our common stock by the following persons:

●	each person or entity who, to our knowledge, owns more than 5% of our common stock;

●	our executive officers as defined in Item 402(a)(3) of Regulation S-K;

●	each director; and

●	all of our executive officers and directors as a group.

Unless otherwise indicated in the footnotes to the following table, each person named in the table has sole voting and investment power and that person’s address is c/o Sysorex Global, 2479 E. Bayshore Road, Suite 195, Palo Alto, California 94303. Shares of common stock subject to options, warrants, or other rights currently exercisable or exercisable within 60 days of September 27, 2016, are deemed to be beneficially owned and outstanding for computing the share ownership and percentage of the stockholder holding the options, warrants or other rights, but are not deemed outstanding for computing the percentage of any other stockholder.

Name and Address of Beneficial Owner	Amount and nature of beneficial ownership		Percent of Class (1)
Nadir Ali	1,591,347	(4)	5.7%
Geoffrey I. Lilien	1,579,241		5.9%
Bret Osborn	734,305	(8)	2.7%
Leonard Oppenheim	111,199	(9)	*
Thomas Steding	64,461	(10)	*
Kareem Ifran	51,516	(11)	*
Tanveer Khader	2,219,534	(6)	8.2%
Craig Harper	160,441	(12)	*
Kevin Harris	87,500	(13)	*
Wendy Loundermon	385,657	(2)	1.4%
All Directors and Executive Officers as a Group (9 persons)	8,919,555	(7)	24.0%

5% Beneficial Owners

SyHoldings Corporation (5)	2,168,018		8.0%

Abdus Salam Qureishi	1,934,354	(3)	7.1%

*	less than 1% of the issued and outstanding shares of common stock.

(1)	Based on 26,991,983 shares outstanding on September 19, 2016.

(2)	Includes (i) 18,297 shares of common stock held of record by Ms. Loundermon, (ii) 345,610 shares of common stock issuable to Ms. Loundermon upon exercise of outstanding stock options, and (iii) warrants for 21,750 shares held directly by Ms. Loundermon.

(3)

Includes (i) 142,754 shares of common stock held of record by Abdus Salam Qureishi, (ii) 907,288 shares of common stock held of record by the Qureishi 1998 Family Trust, (iii) 250,000 shares of common stock issuable to Mr. Qureishi upon exercise of an outstanding stock option, (iv) 154,928 shares of common stock issuable to Mr. Qureishi upon exercise of an outstanding common stock purchase warrant, (v) 182,971 shares of common stock held of record by SVI (“SVI”), (vi) 259,819 shares of common stock held of record by Cap Invest Inc. (“Cap Invest”), and (vii) 36,594 shares of common stock held of record by Naheed Qureishi, Mr. Qureishi’s wife.  Mr. Qureishi is the majority stockholder of SVI and Cap Invest and may be deemed to have voting and investment control of the shares of Common Stock held by such entities. Mr. Qureishi is the sole trustee of the Qureishi 1998 Family Trust and may be deemed to have sole voting and investment control. Mr. Qureishi resigned as a director of the Company effective as of the close of business on September 30, 2016.

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(4)	Includes (i) 570,413 shares of common stock held of record by Nadir Ali, (ii) 647,835 shares of common stock issuable to Nadir Ali upon exercise of an outstanding stock option, (iii) 54,892 shares of common stock held of record by Lubna Qureishi, Mr. Ali’s wife, (iv) 274,457 shares of common stock held of record by the Qureishi Ali Grandchildren Trust, and (v) 43,750 shares of common stock issuable to Lubna Qureishi upon exercise of an outstanding common stock purchase warrant. Mr. Ali is the joint-trustee (with his wife Lubna Qureishi) of the Qureishi Ali Grandchildren Trust and has voting and investment control over the shares held.

(5)	The power to vote and dispose of these shares is held by Mr. Tanveer Khader, 1735 Technology Drive, #430, San Jose, CA 95110.

(6)	Includes (i) 2,168,018 shares of common stock owned directly by SyHolding Corp., (ii) 40,000 shares of common stock held of record by Mr. Khader and (iii) 11,516 shares of common stock issuable to Tanveer Khader upon exercise of outstanding stock options. Tanveer Khader holds the power to vote and dispose of the SyHoldings Corporation shares.

(7)	Includes (i) 3,315,380 shares of common stock held directly, or by spouse, (ii) 3,792,553 shares of common stock held of record by entities, (iii) 1,583,694 shares of common stock issuable upon exercise of stock options, and (iv) 227,928 shares of common stock issuable upon exercise of common stock purchase warrants.

(8)	Includes (i) 661,006 shares of common stock held of record by Mr. Osborn and (ii) 73,299 shares of common stock issuable to Bret Osborn upon exercise of outstanding stock options.

(9)	Includes (i) 92,183 shares of common stock held of record by Mr. Oppenheim, (ii) 11,516 shares of common stock issuable to Leonard Oppenheim upon exercise of outstanding stock options, and (iii) warrants for 7,500 shares held directly by Mr. Oppenheim.

(10)	Includes (i) 40,000 shares of common stock held of record by Mr. Steding and (ii) 24,461 shares of common stock issuable to Thomas Steding upon exercise of outstanding stock options.

(11)	Includes (i) 40,000 shares of common stock held of record by Mr. Irfan and (ii) 11,516 shares of common stock issuable to Kareem Irfan upon exercise of outstanding stock options.

(12)	Includes (i) 15,000 shares of common stock held of record by Mr. Harper and (ii) 145,441 shares of common stock issuable to Craig Harper upon exercise of outstanding stock options.

(13)	Includes (i) 25,000 shares of common stock held of record by Mr. Harris and (ii) 62,500 shares of common stock issuable to Kevin Harris upon exercise of outstanding stock options.

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CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Review, Approval or Ratification of Transactions with Related Persons.

The Board reviews issues involving potential conflicts of interest, and reviews and approves all related party transactions, including those required to be disclosed as a “related party” transaction under applicable federal securities laws. The Board has not adopted any specific procedures for conducting reviews of potential conflicts of interest and considers each transaction in light of the specific facts and circumstances presented. However, to the extent a potential related party transaction is presented to the Board, the Company expects that the Board would become fully informed regarding the potential transaction and the interests of the related party, and would have the opportunity to deliberate outside of the presence of the related party. The Company expects that the Board would only approve a related party transaction that was in the best interests of the Company, and further would seek to ensure that any completed related party transaction was on terms no less favorable to the Company than could be obtained in a transaction with an unaffiliated third party. Other than as described above, no transaction requiring disclosure under applicable federal securities laws occurred during fiscal year 2015 that was submitted to the Board for approval as a “related party” transaction.

Related Party Transactions

Securities and Exchange Commission regulations define the related person transactions that require disclosure to include any transaction, arrangement or relationship in which the amount involved exceeds the lesser of $120,000 or one percent of the average of our total assets at year end for the last two completed fiscal years in which we were or are to be a participant and in which a related person had or will have a direct or indirect material interest. A related person is: (i) an executive officer, director or director nominee, (ii) a beneficial owner of more than 5% of our common stock, (iii) an immediate family member of an executive officer, director or director nominee or beneficial owner of more than 5% of our common stock, or (iv) any entity that is owned or controlled by any of the foregoing persons or in which any of the foregoing persons has a substantial ownership interest or control.

For the period from January 1, 2014, through the date of this proxy statement (the “Reporting Period”), described below are certain transactions or series of transactions between us and certain related persons.

Note Payable to Related Party

The Company has borrowed funds from Sysorex Consulting, Inc., who is a stockholder of the Company and for which A. Salam Qureishi is the majority stockholder, pursuant to an oral agreement with no stated interest rate and which is payable upon demand. Non-interest bearing amounts due on demand from Sysorex Consulting, Inc. to Sysorex Saudi Arabia, Inc. were $665,554 as of December 31, 2015 and December 31, 2014. These advances were made to fund operations of Sysorex Consulting and recorded as intercompany accounts without any written agreement.  The largest aggregate amount of principal outstanding during the years ended December 31, 2015 and 2014 was $665,554 with no principal or interest paid during those periods.

Agreements with Duroob Technology, Inc.

During 2015 the Company borrowed funds for working capital from Duroob Technology, Inc., a Saudi Arabian limited liability company (“Duroob”), a related party as Duroob’s CEO owns a minority interest in Sysorex Arabia LLC, pursuant to an oral agreement with no stated interest rate and which is payable upon demand. As of December 31, 2015, Duroob was owed $1,867. The largest aggregate amount of principal outstanding during the year ended December 31, 2015 was $1,867 and there were no interest payments paid during the year. Sysorex Arabia LLC is 50.2% owned by the Company and 49.8% owned by Abdul Aziz Salloum (“Salloum”), its general manager. Salloum is also the CEO and principal stockholder of Duroob.

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Consulting Agreement

Effective April 1, 2013, the Company entered into a Consulting Services Ordering Agreement with its Chairman of the Board, Mr. Abdus Salam Qureishi. Under the agreement, Mr. Qureishi, as the former CEO of the Company, would consult on various operations of the Company and be compensated at an hourly rate of $375 per hour. The original term was for one year, expiring March 31, 2014, which was extended to March 31, 2016 by two amendments to the agreement. On March 25, 2016, the Company entered into an Amendment No. 3 (the “Amended Agreement”) with Mr. Qureishi, effective March 16, 2016, pursuant to which the Company agreed to pay Mr. Qureishi a fee of $20,000 per month for all consulting services performed during the term of the agreement.  In addition, the Amended Agreement provided for an extension of the term for an additional nine months from March 31, 2016 to December 31, 2016.  Mr. Qureishi received $360,000 and $360,000 during 2015 and 2014, respectively.

Thomas Steding, a director, has resigned from the Audit Committee of the Company’s Board effective November 1, 2015. Mr. Steding has signed an agreement (“Steding Consulting Agreement”) to provide consulting services to the Company subsequent to that date. The services required by the consulting agreement include providing guidance on general management and leadership, cultural practices and reinforcement, marketing strategy and positioning, product development best practice, weekly control practices, executive development, and similar services. The term of the agreement will expire on October 31, 2016, unless extended by the Company. Mr. Steding will be paid $5,000 per month as compensation for his services, will receive an option to purchase 50,000 shares of the Company’s common stock and will be reimbursed, in accordance with the Company’s travel and entertainment policy, expenses incurred by him in providing the services. The right to purchase 1/48th of the option shares will vest for each month of Mr. Steding’s continuous service to the Company, starting on the date the Board approves the option grant. Mr. Steding will continue to serve on the Company’s Board, Compensation Committee and Governance Committee.

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Proposal 1 — Election Of Directors

Nominees for Election

The Company’s Board consists of seven directors. Five of our seven current directors have been nominated for reelection and have consented to stand for reelection. Neither Geoffrey Lilien nor Abdus Salam Quieishi will stand for reelection, resulting in two vacancies. Mr. Lilien’s term will expire at the Annual Meeting, while Mr. Quieishi resigned from his positions with the Company, effective as of the close of business on September 30, 2016. The Board has not nominated individuals to fill the resulting vacancies. The terms of the rest of our current directors will expire at the Annual Meeting. after their election. The following five individuals, all of whom are currently serving on our Board, are nominated for election this year:

●	Nadir Ali

●	Leonard Oppenheim

●	Thomas Steding

●	Kareem Irfan

●	Tanveer Khader

If a quorum is present at the Annual Meeting, then nominees will be elected by a majority of the votes cast by the holders of shares of common stock present in person or represented by proxy and entitled to vote at the meeting. There is no cumulative voting in the election of directors.

If elected, each of these individuals will serve until the next annual meeting of stockholders and until his or her successor has been elected and qualified, or until his or her earlier death, resignation, or removal. In the event that any nominee for any reason is unable to serve, or for good cause will not serve, the proxies will be voted for such substitute nominee as our Board may determine. We are not aware of any nominee who will be unable to serve, or for good cause will not serve, as a director.

Unless otherwise provided by law, any vacancy on the Board, including a vacancy created by an increase in the authorized number of directors, may be filled by the stockholders, by a majority of the directors then in office, even if less than a quorum, or by a sole remaining director.

The relevant experiences, qualifications, attributes or skills of each nominee that led our Board to recommend the above persons as a nominee for director are described in the section entitled “Executive Officers, Directors, and Corporate Governance.”

The election of directors, the nominees will be elected by a majority of the votes cast by the holders of shares of common stock present in person or represented by proxy and entitled to vote in the election. You may choose to vote, or withhold your vote, separately for each nominee. A properly executed proxy or voting instructions marked “Abstain” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for the purposes of determining whether there is a quorum. The Board recommends that you vote FOR the election of the nominated directors.

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PROPOSAL 2 – THE REVERSE SPLIT PROPOSAL

Our Board has unanimously adopted resolutions approving a proposal to amend our Restated Articles of Incorporation (the “Charter”) to effect the Reverse Split of all our outstanding shares of common stock, at a ratio between 1-for-5 and 1-for-10, to be determined at the discretion of the Board, for the purpose of complying with NASDAQ Listing Rule 5550(a)(2), subject to the Board’s discretion to abandon such amendment. If this proposal is approved, the Board may decide not to effect a Reverse Split if it determines that it is not in the best interests of the Company to do so. The Board does not currently intend to seek re-approval of a Reverse Split for any delay in implementing a Reverse Split unless twelve months has passed from the date of the meeting (the “Authorized Period”). If the Board determines to implement a Reverse Split, it will become effective upon filing the amendment to the Charter with the Secretary of State of the State of Nevada or at such later date specified therein.

The text of the proposed amendment of our Charter to effect the Reverse Split is included as Annex A to this Proxy Statement.

Purpose of a Reverse Split

On November 30, 2015, the NASDAQ Capital Market (“NASDAQ”) notified the Company that it was not in compliance with the minimum bid price rule of NASDAQ, which requires the bid price of the Company’s common stock to be at least $1.00 per share. The Company was granted an initial 180 calendar day period, or until May 30, 2016, to regain compliance with the minimum bid price rule. On June 1, 2016, the Company received a second letter from NASDAQ indicating that while the Company’s common stock has not regained compliance with the minimum $1 bid price per share requirement, NASDAQ staff has determined that the Company is eligible for an additional 180 calendar day period, or until November 28, 2016, to regain compliance. According to the second letter, the determination was based on the Company meeting the continued listing requirement for market value of publicly held shares and all other applicable requirements for initial listing on NASDAQ with the exception of the bid price requirement, and the Company’s written notice of its intention to cure the deficiency during the second compliance period by effecting a reverse stock split, if necessary. The Company can regain compliance if, at any time before November 28, 2016 the closing bid price of shares of the Company’s common stock is at least $1 for a minimum of 10 consecutive business days.

The primary purpose of a Reverse Split, if implemented, would be to increase the market price of our common stock so that we can meet the minimum bid price rule requirements of NASDAQ. As of October 5, 2016, the last reported closing price of the Company’s common stock was $[   ]. A delisting of the Company’s common stock may materially and adversely affect a holder’s ability to dispose of, or to obtain accurate quotations as to the market value, of, the common stock. In addition, any delisting may cause the common stock to be subject to “penny stock” regulations promulgated by the SEC. Under such regulations, broker-dealers are required to, among other things, comply with disclosure and special suitability determinations prior to the sale of shares of common stock. If the Company’s common stock becomes subject to these regulations, the market price of the common stock and the liquidity thereof could be materially and adversely affected. Reducing the number of outstanding shares of our common stock should, absent other factors, increase the per share market price of our common stock, although we cannot provide any assurance that our minimum bid price would remain above the minimum bid price requirement of NASDAQ. Accordingly, we believe that approval of authorization of the Board to effect a Reverse Split in its discretion is in the Company’s and our stockholders’ best interests.

In addition to increasing the market price of our common stock so that we can meet the minimum bid price rule requirements of NASDAQ, we believe that a Reverse Split could enhance the appeal of the common stock to the financial community, including institutional investors, and the general investing public. We believe that a number of institutional investors and investment funds are reluctant to invest in lower-priced securities and that brokerage firms may be reluctant to recommend lower-priced stock to their clients, which may be due in part to a perception that lower-priced securities are less promising as investments, are less liquid in the event that an investor wishes to sell its shares, or are less likely to be followed by institutional securities research firms and therefore to have less third-party analysis of the Company available to investors. In addition, certain institutional investors or investment funds may be prohibited from buying stocks whose price is below a certain threshold. We believe that the reduction in the number of issued and outstanding shares of the common stock caused by a Reverse Split, together with the anticipated increased stock price immediately following and resulting from a Reverse Split, may encourage interest and trading in our common stock and thus possibly promote greater liquidity for our stockholders, thereby resulting in a broader market for the common stock than that which currently exists.

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Reducing the number of outstanding shares of our common stock through a Reverse Split is intended, absent other factors, to increase the per share market price of our common stock. However, other factors, such as our financial results, market conditions and the market perception of our business, may adversely affect the market price of our common stock. As a result, there can be no assurance that a Reverse Split, if completed, will result in the intended benefits described above, that the market price of our common stock will increase following a Reverse Split or that the market price of our common stock will not decrease in the future. Additionally, we cannot assure you that the market price per share of our common stock after a Reverse Split will increase in proportion to the reduction in the number of shares of our common stock outstanding before such Reverse Split. Accordingly, the total market capitalization of our common stock after a Reverse Split may be lower than the total market capitalization before a Reverse Split.

We cannot be sure that our share price will comply with the requirements for continued listing of our shares of common stock on NASDAQ in the future or that we will comply with the other continued listing requirements. If our shares of common stock lose their status on NASDAQ, we believe that our shares of common stock would likely be eligible to be quoted on an inter-dealer electronic quotation and trading system operated by OTC Markets Group. These markets are generally considered to be less efficient than, and not as broad as, NASDAQ. Selling our shares of common stock on these markets could be more difficult because smaller quantities of shares would likely be bought and sold, and transactions could be delayed. In addition, in the event that our shares of common stock are delisted, broker-dealers have certain regulatory burdens imposed upon them, which may discourage them from effecting transactions in our common stock, further limiting the liquidity of our common stock. These factors could result in lower prices and larger spreads in the bid and ask prices for our common stock.

A delisting from NASDAQ and continued or further declines in our share price could also greatly impair our ability to raise additional necessary capital through equity or debt financing, and could significantly increase the ownership dilution to stockholders caused by our issuing equity in financing or other transactions.

There are risks associated with a Reverse Split, including that a Reverse Split may not result in a sustained increase in the per share price of our common stock.

We cannot predict whether a Reverse Split will increase the market price for our common stock on a sustained basis. The history of similar stock split combinations for companies in like circumstances is varied. There is no assurance that:

●	the market price per share of our common stock after a Reverse Split will rise in proportion to the reduction in the number of shares of our common stock outstanding before a Reverse Split;

●	a Reverse Split will result in a per share price that will attract brokers and investors who do not trade in lower priced stocks; and

●	the market price per share will either exceed or remain in excess of the $1.00 minimum bid price as required by NASDAQ, or that we will otherwise meet the requirements of NASDAQ for continued inclusion for trading on NASDAQ.

The market price of our common stock will also be based on our performance and other factors, some of which are unrelated to the number of shares outstanding. If a Reverse Split is effected and the market price of our common stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of a Reverse Split. Furthermore, the liquidity of our common stock could be adversely affected by the reduced number of shares that would be outstanding after a Reverse Split.

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Board Discretion to Implement a Reverse Split

If this proposal is approved by the Company’s stockholders, the Board will have the authority, in its sole determination without any further action necessary by the stockholders, to effect one or more Reverse Splits during the Authorized Period at the ratio set forth above, as determined by the Board. The Board may, in its sole determination, choose to not effect a Reverse Split. The Board believes that granting this discretionary authority provides the Board with maximum flexibility to react to prevailing market conditions and future changes to the market price of our common stock, and therefore better enables it to act in the best interests of the Company. In addition to the Reverse Split, the Board is also pursuing other alternatives that may enable the Company to meet with the requirements for continued listing of our shares of common stock on NASDAQ. In exercising its discretion, the Board may consider the following factors:

●	the historical trading price and trading volume of the Company’s common stock;

●	the then-prevailing trading price and trading volume of the Company’s common stock and the anticipated impact of a Reverse Split on the trading market for the Company’s common stock; and

●	the prevailing general market and economic conditions.

At the close of business on October 5, 2016 the Company had 26,991,983 shares of common stock issued and outstanding. Following the effectiveness of the Reverse Split, if implemented, at a 1-for-5 ratio, the Company would have approximately 5,398,397 shares of common stock issued and outstanding (without giving effect to the treatment of fractional shares or any issuances of common stock after October 5, 2016) following a Reverse Split and at a 1-for-10 ratio, the Company would have approximately 2,699,198 shares of common stock issued and outstanding (without giving effect to the treatment of fractional shares or any issuances of common stock after October 5, 2016) following a Reverse Split. The actual number of shares of common stock outstanding after giving effect to a Reverse Split will depend on the ratio that is ultimately selected by the Board, and the number of shares of common stock outstanding at the time a Reverse Split is effected. The Company does not expect a Reverse Split to have any economic effect on stockholders, warrant holders, debt holders or holders of options, except to the extent a Reverse Split results in fractional shares as discussed below.

Procedure for Effecting a Reverse Split

Subject to the stockholder approval, if the Board decides to implement a Reverse Split, the Board will effect the split at a ratio between 1-for-5 and 1-for-10, to be determined at the discretion of the Board. We will file a Certificate of Amendment to our Restated Articles of Incorporation, substantially in the form attached to this Proxy Statement as Annex A , with the Secretary of State of the State of Nevada to effect a Reverse Split. A Reverse Split would become effective at such time as the Certificate of Amendment is filed with the Secretary of State of the State of Nevada or at such later time as is specified therein. No further action on the part of the Company’s stockholders would be required and all shares of our common stock that were issued and outstanding immediately prior thereto would automatically be converted into new shares of our common stock based on a Reverse Split exchange ratio. As soon as practicable after the effective date of a Reverse Split, stockholders of record on the record date for the implemented Reverse Split would receive a letter from our transfer agent asking them to return the outstanding certificates representing our pre-split shares, which would be cancelled upon receipt by our transfer agent, and new certificates representing the post-split shares of our common stock would be sent to each of our stockholders. We will bear the costs of the issuance of the new stock certificates.

Effects of a Reverse Split

If a Reverse Split is approved by the stockholders and implemented by the Board, the principal effect will be to proportionately decrease the number of outstanding shares of common stock based on the split ratio. The shares of common stock are currently registered under Section 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Company is thus subject to the periodic reporting and other requirements of the Exchange Act in the United States. A Reverse Split will not affect the registration of our common stock with the SEC or NASDAQ, where the common stock is quoted. Following a Reverse Split, our common stock would continue to be listed on NASDAQ, assuming the Company’s compliance with the other continued listing standards of NASDAQ, although the shares will receive a new CUSIP number.

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Proportionate voting rights and other rights of the holders of shares of the Company’s common stock will not be affected by a Reverse Split, other than as a result of the treatment of fractional shares as described below. For example, a holder of 2% of the voting power of the outstanding shares immediately prior to the effectiveness of a Reverse Split will generally continue to hold 2% of the voting power of the outstanding common stock after a Reverse Split. The number of stockholders of record will not be affected by a Reverse Split, other than as a result of the treatment of fractional shares as described below. If approved and implemented, a Reverse Split may result in some stockholders owning “odd lots” of less than 100 shares. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 shares. The Board believes, however, that these potential effects are outweighed by the benefits to the Company of a Reverse Split.

The table below illustrates the number of shares of common stock authorized for issuance following the Reverse Split, the approximate number of shares of common stock that would remain outstanding following the Reverse Split, the approximate number of shares of common stock reserved for future issuance upon exercise of outstanding options, the conversion of our outstanding preferred stock, debenture and warrants following the Reverse Split, and the number of unreserved shares of common stock available for future issuance following the Reverse Split. The information in the following table is based on 26,993,035 shares of common stock issued and outstanding as of October 5, 2016 and 12,081,851 shares reserved for future issuance as of October 5, 2016.

Proposed Ratio	Number of Common Shares Authorized	Approximate Number of Common Shares Outstanding	Approximate Number of Common Shares Reserved for Future Issuance	Approximate Number of Unreserved Common Shares Available for Future Issuance
1-for-5	50,000,000	5,398,607	2,416,370	2,185,023
1-for-10	50,000,000	2,699,303	1,208,185	1,092,512

As reflected in the table above, the number of authorized shares of our common stock will not be reduced by the Reverse Split. Accordingly, the Reverse Split will have the effect of creating additional unissued and unreserved shares of our common stock. We have no current arrangements or understandings providing for the issuance of any of the additional authorized and unreserved shares of our common stock that would be available as a result of the proposed Reverse Split. However, these additional shares may be used by us for various purposes in the future without further stockholder approval (subject to applicable NASDAQ marketplace rules), including, among other things: (i) raising capital necessary to fund our future operations, (ii) providing equity incentives to our employees, officers, directors and consultants, (iii) entering into collaborations and other strategic relationships and (iv) expanding our business through the acquisition of other businesses or products.

Effect of the Reverse Stock Split on the Company’s Amended and Restated 2011 Employee Stock Incentive Plan Warrants, and Convertible or Exchangeable Securities

Based upon the split ratio, proportionate adjustments are generally required to be made to the per share exercise price and the number of shares issuable upon the exercise or conversion of all outstanding options, warrants, convertible or exchangeable securities entitling the holders to purchase, exchange for, or convert into, shares of common stock. This would result in approximately the same aggregate price being required to be paid under such options, warrants, convertible or exchangeable securities upon exercise, and approximately the same value of shares of common stock being delivered upon such exercise, exchange or conversion, immediately following a Reverse Split as was the case immediately preceding such split. The number of shares deliverable upon settlement or vesting of restricted stock awards will be similarly adjusted, subject to our treatment of fractional shares. The number of shares reserved for issuance pursuant to these securities will be proportionately based upon the ratio determined by the Board, subject to our treatment of fractional shares.

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Accounting Matters

The amendment to the Company’s Charter will not affect the par value of our common stock per share, which will remain $0.001 par value per share. As a result, the stated capital attributable to common stock and the additional paid-in capital account on our balance sheet will not change due to a Reverse Split. Reported per share net income or loss will be higher because there will be fewer shares of common stock outstanding.

Effective Date

A Reverse Split would become effective upon the filing of a Certificate of Amendment to our Charter with the office of the Secretary of State of the State of Nevada or at such later date as is specified in such filing. On the effective date, shares of common stock issued and outstanding, in each case, immediately prior thereto, will be combined and converted, automatically and without any action on the part of the stockholders, into new shares of common stock in accordance with the ratio determined by the Board within the limits set forth in this proposal.

No Going Private Transaction

Notwithstanding the decrease in the number of outstanding shares following the implementation of the Reverse Split, the Board does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Securities Exchange Act of 1934, as amended, and the implementation of the proposed Reverse Split will not cause the Company to go private.

Treatment of Fractional Shares

No fractional shares would be issued if, as a result a Reverse Split, a registered stockholder would otherwise become entitled to a fractional share. Instead, stockholders who otherwise would be entitled to receive fractional shares because they hold a number of shares not evenly divisible by the ratio of a Reverse Split will automatically be entitled to receive an additional share of the Company’s common stock. In other words, any fractional share will be rounded up to the nearest whole number.

Book-Entry Shares

If a Reverse Split is effected, stockholders who hold uncertificated shares (i.e., shares held in book-entry form and not represented by a physical share certificate), either as direct or beneficial owners, will have their holdings electronically adjusted by the Company’s transfer agent (and, for beneficial owners, by their brokers or banks that hold in “street name” for their benefit, as the case may be) to give effect to a Reverse Split.

Stockholders who hold uncertificated shares as direct owners will be sent a statement of holding from the Company’s transfer agent that indicates the number of shares owned in book-entry form.

Certificated Shares

If a Reverse Split is effected, stockholders holding certificated shares (i.e., shares represented by one or more physical share certificates) will receive a transmittal letter from the Company’s transfer agent promptly after the effectiveness of a Reverse Split. The transmittal letter will be accompanied by instructions specifying how stockholders holding certificated shares can exchange certificates representing the pre-split shares for a statement of holding.

Beginning after the effectiveness of a Reverse Split, each certificate representing shares of our pre-split common stock will be deemed for all corporate purposes to evidence ownership of post-split common stock.

STOCKHOLDERS SHOULD NOT DESTROY ANY PRE-SPLIT STOCK CERTIFICATE AND SHOULD NOT SUBMIT ANY CERTIFICATES UNTIL THEY ARE REQUESTED TO DO SO.

26

Possible Effects of Additional Issuances of Common Stock

Following the effective time of a Reverse Split, there will be an increase in the number of authorized but unissued shares of our common stock. Under the Nevada Revised Statutes (the “NRS”), the Board can issue additional shares of common stock without stockholder approval, which would have the effect of diluting existing holders of our common stock.

Additional shares of common stock, if issued, would have a dilutive effect upon the percentage of equity of the Company owned by our present stockholders. The issuance of such additional shares of common stock might be disadvantageous to current stockholders in that any additional issuances would potentially reduce per share dividends, if any. Stockholders should consider, however, that the possible impact upon dividends is likely to be minimal in view of the fact that the Company does not intend to pay any dividends on its common stock in the foreseeable future. In addition, the issuance of such additional shares of common stock, by reducing the percentage of equity of the Company owned by present stockholders, would reduce such present stockholders' ability to influence the election of directors or any other action taken by the holders of common stock.

In the future the Board could, subject to its fiduciary duties and applicable law, use the increased number of authorized but unissued shares to frustrate persons seeking to take over or otherwise gain control of our Company by, for example, privately placing shares with purchasers who might side with the Board in opposing a hostile takeover bid. Shares of common stock could also be issued to a holder that would thereafter have sufficient voting power to assure that any proposal to amend or repeal the Company’s bylaws or Restated Articles of Incorporation would not receive the requisite vote. Such uses of the Company’s common stock could render more difficult, or discourage, an attempt to acquire control of the Company if such transactions were opposed by the Board. A result of the anti-takeover effect of the increase in the number of authorized shares could be that stockholders would be denied the opportunity to obtain any advantages of a hostile takeover, including, but not limited to, receiving a premium to the then current market price of our common stock, if the same was so offered by a party attempting a hostile takeover of our Company. The Company is not aware of any party’s interest in or efforts to engage in a hostile takeover attempt as of the date of this Proxy Statement.

Certain Material U.S. Federal Income Tax Consequences of a Reverse Stock Split

The following discussion summarizes certain material U.S. federal income tax consequences relating to the participation in a reverse stock split by a U.S. stockholder that holds the shares as a capital asset. This discussion is based on the provisions of the Internal Revenue Code of 1986, as amended, final, temporary and proposed U.S. Treasury regulations promulgated thereunder and current administrative rulings and judicial decisions, all as in effect as of the date hereof. All of these authorities may be subject to differing interpretations or repealed, revoked or modified, possibly with retroactive effect, which could materially alter the tax consequences set forth herein.

For purposes of this summary, a “U.S. stockholder” refers to a beneficial owner of common stock who is any of the following for U.S. federal income tax purposes: (i) a citizen or resident of the United States, (ii) a corporation created or organized in or under the laws of the United States, any state thereof, or the District of Columbia, (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source, or (iv) a trust if (1) its administration is subject to the primary supervision of a court within the United States and one or more U.S. persons have the authority to control all of its substantial decisions, or (2) it has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person. A non-U.S. holder of common stock is a stockholder who is not a U.S. stockholder.

This summary does not represent a detailed description of the U.S. federal income tax consequences to a stockholder in light of his, her or its particular circumstances. In addition, it does not purport to be complete and does not address all aspects of federal income taxation that may be relevant to stockholders in light of their particular circumstances or to any stockholder that may be subject to special tax rules, including, without limitation: (1) stockholders subject to the alternative minimum tax; (2) banks, insurance companies, or other financial institutions; (3) tax-exempt organizations; (4) dealers in securities or commodities; (5) regulated investment companies or real estate investment trusts; (6) traders in securities that elect to use a mark-to-market method of accounting for their securities holdings; (7) U.S. stockholders whose “functional currency” is not the U.S. dollar; (8) persons holding common stock as a position in a hedging transaction, “straddle,” “conversion transaction” or other risk reduction transaction; (9) persons who acquire shares of common stock in connection with employment or other performance of services; (10) dealers and other stockholders that do not own their shares of common stock as capital assets; (11) U.S. expatriates, (12) foreign persons; (13) resident alien individuals; or (14) stockholders who directly or indirectly hold their stock in an entity that is treated as a partnership for U.S. federal tax purposes. Moreover, this description does not address the U.S. federal estate and gift tax, alternative minimum tax, or other tax consequences of a Reverse Split.

27

There can be no assurance that the Internal Revenue Service (the “IRS”) will not take a contrary position to the tax consequences described herein or that such position will be sustained by a court. In addition, U.S. tax laws are subject to change, possibly with retroactive effect, which may result in U.S. federal income tax considerations different from those summarized below. No opinion of counsel or ruling from the IRS has been obtained with respect to the U.S. federal income tax consequences of a Reverse Split.

This discussion is for general information only and is not tax advice. All stockholders should consult their own tax advisors with respect to the U.S. federal, state, local and non-U.S. tax consequences of a Reverse Split.

Based on the assumption that a Reverse Split will constitute a tax-free reorganization within the meaning of Section 368(a)(1)(E) of the Internal Revenue Code, and subject to the limitations and qualifications set forth in this discussion, the following U.S. federal income tax consequences should result from a Reverse Split:

●	A stockholder should not recognize gain or loss in a Reverse Split;

●	the aggregate tax basis of the post-Reverse Split shares should be equal to the aggregate tax basis of the pre-Reverse Split shares; and

●	the holding period of the post-Reverse Split shares should include the holding period of the pre-Reverse Split shares.

THE PRECEDING DISCUSSION IS INTENDED ONLY AS A SUMMARY OF CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF A REVERSE SPLIT AND DOES NOT PURPORT TO BE A COMPLETE ANALYSIS OR DISCUSSION OF ALL POTENTIAL TAX EFFECTS RELEVANT THERETO. YOU SHOULD CONSULT YOUR OWN TAX ADVISORS AS TO THE PARTICULAR FEDERAL, STATE, LOCAL, FOREIGN AND OTHER TAX CONSEQUENCES OF A REVERSE SPLIT IN LIGHT OF YOUR SPECIFIC CIRCUMSTANCES.

No Appraisal Rights

Under the NRS, stockholders are not entitled to rights of appraisal with respect to the proposed amendment to our Certificate of Incorporation to effect a Reverse Split, and we will not independently provide our stockholders with any such right.

The affirmative vote of the holders of shares of common stock representing a majority of the votes cast by the holders of all of the shares of common stock present in person or represented by proxy and entitled to voting on such matter will be required for approval of the Reverse Split Proposal. The Board recommends that you vote FOR the approval of the Reverse Split Proposal.

28

PROPOSAL 3 –THE 20% ISSUANCE PROPOSAL

Our common stock is currently listed on The NASDAQ Capital Market and we are subject to the marketplace rules of The NASDAQ Stock Market LLC. NASDAQ Listing Rule 5635(d)  requires us to obtain stockholder approval prior to the issuance of our common stock in connection with the sale, issuance or potential issuance by us of common stock (or securities convertible into or exercisable common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for less than the greater of book or market value of the stock. In addition, NASDAQ Listing Rule 5635(b) requires us to obtain stockholder approval prior to the issuance of securities which will result in a “change of control” of the Company. In this regard, a change of control refers to an issuance of securities that will result in any investor or group owning, or having the right to acquire, 20% or more of the Company’s outstanding shares of common stock or voting power and such ownership or voting power would be the largest ownership position.

On August 9, 2016, we entered into a Securities Purchase Agreement (the “Purchase Agreement”) with Hillair pursuant to which we issued and sold (i) an 8% Original Issue Discount Senior Convertible Debenture (the “Debenture”) in an aggregate principal amount of $5,700,000 (the “Principal Amount”) due on August 9, 2018 and (ii) 2,250 shares of newly created Series 1 Convertible Preferred Stock, par value $0.001 per share (the “Preferred Stock”, together with the Debenture, the “Securities”), for an aggregate purchase price of $5,000,000 (the “Transaction”).

Interest on the Debenture accrues at a rate of 8.0% per annum and is payable quarterly on February 9, May 9, August 9 and November 9, commencing on May 9, 2017, as well as the dates on which principal payments are made, as described in the Debenture in cash, or upon notice to the holder and compliance with certain equity conditions as set forth in the Debenture in shares of the Company’s common stock. The number of shares of common stock to be paid for any interest payment equals to the quotient of (x) the applicable dollar amount to be paid divided by (y) the Conversion Price (as defined below). Subject to certain limitations including the beneficial ownership limitation and the maximum issuable shares limitation equal to 19.99% of the issued and outstanding common stock of the Company (the “Maximum Share Limitation”), which may be removed upon receipt of stockholder approval, the Debenture is convertible at any time at the option of the holder at a conversion price of $1.50 per share, subject to adjustments provided in the Debenture (the “Conversion Price”).

The rights, preferences and privileges of the Preferred Stock issued under the Securities Purchase Agreement are set forth in a Certificate of Designation of Preferences, Rights and Limitations of Series 1 Convertible Preferred Stock, filed with the Secretary of State of Nevada on August 5, 2016, as revised by the Certificate of Correction filed with the State of Nevada on August 9, 2016, effective upon filing (as amended, the “Certificate”). The stated value of each share of Preferred Stock is $1,000, subject to increase pursuant to the Certificate (the “Stated Value”). The holder of the Preferred Stock shall be entitled to receiving dividends equal to dividends actually paid on shares of the common stock when such dividends are paid on shares of the common stock. The Preferred Stock has no voting rights however, the Company shall not take certain actions without the consent of a majority of the outstanding holders of the Preferred Stock, including, issuing additional securities senior to or on par with the Preferred Stock, amending the Certificate in any manner adverse to the rights of the Preferred Stock, or increasing the number of authorized shares of the Preferred Stock.

Subject to certain limitations including the beneficial ownership limitation and the maximum issuable shares limitation as specified in the Certificate, the Preferred Stock is convertible by the holder at any time into a number of shares of common stock equal to the quotient obtained by dividing the Stated Value by the then applicable Conversion Price.

We are seeking approval from the stockholders to authorize the potential issuance of 20% or more of our common stock or 20% or more of our voting power outstanding in order to authorize potential issuances of our common stock to Hillair in connection with conversion and/or redemption of the Debenture and/or conversion of the Preferred Stock and any resulting change of control, as defined in NASDAQ Listing Rule 5635(b), which may result from the issuance of the Securities to Hillair.

The issuance of shares of our common stock would dilute, and thereby reduce, each existing stockholder’s proportionate ownership in our common stock.  The stockholders do not have preemptive rights to subscribe to additional shares that may be issued by the Company in order to maintain their proportionate ownership of the common stock. Such issuances could also dilute the voting power of a person seeking control of the Company, thereby deterring or rendering more difficult a merger, tender offer, proxy contest or an extraordinary corporate transaction opposed by the Company.

The Board has not yet determined whether it will elect to issue shares of common stock to Hillair. As a result, the level of potential dilution cannot be determined at this time.

No Appraisal Rights

Under the NRS, stockholders are not entitled to rights of appraisal with respect to Proposal 3, and we will not independently provide our stockholders with any such right.

The affirmative vote of the holders of shares of common stock representing a majority of the votes cast by the holders of all of the shares of common stock present in person or represented by proxy and entitled to voting on such matter will be required for approval of the 20% Issuance Proposal. The Board recommends that you vote FOR the approval of the 20% Issuance Proposal. The Board recommends that you vote FOR the ratification of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016.

29

Report of the Audit Committee

The Audit Committee of the Board has:

●	reviewed and discussed the Company’s audited consolidated financial statements for the year ended December 31, 2015 with management;

●	discussed with the Company’s independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1 AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T; and

●	received the written disclosures and letter from the independent auditors required by the applicable requirements of the Public Accounting Oversight Board regarding the independent auditors communications with the Audit Committee concerning independence, and has discussed with Marcum LLP matters relating to its independence.

In reliance on the review and discussions referred to above, the Audit Committee recommended to the Board that the consolidated financial statements audited by Marcum LLP for the fiscal year ended December 31, 2015 be included in its Annual Report on Form 10-K for such fiscal year.

Audit Committee of the Board

Leonard Oppenheim

Tanveer Khader

Kareem Irfan

30

Proposal 4 – Ratification of Appointment
of Independent Registered Public Accounting Firm

The Audit Committee of the Board has appointed Marcum LLP (“Marcum”) as our independent registered public accounting firm to audit our financial statements for the fiscal year ending December 31, 2016. Marcum has served as our independent registered public accounting firm since 2012.

Stockholder ratification of the selection of Marcum as our independent registered public accounting firm is not required by our Bylaws or the Nevada Revised Statutes. The Board seeks such ratification as a matter of good corporate practice. Should the stockholders fail to ratify the selection of Marcum as our independent registered public accounting firm, the Board will reconsider whether to retain that firm for fiscal year 2016. In making its recommendation to the Board that stockholders ratify the appointment of Marcum as our independent registered public accounting firm for the fiscal year ending December 31, 2016, the Audit Committee considered whether Marcum’s provision of non-audit services is compatible with maintaining the independence of our independent registered public accounting firm. The Audit Committee pre-approved the audit fees, audit-related fees, tax fees and all other fees described below in accordance with our pre-approval policy and believes such fees are compatible with the independence of Marcum.

	2015	2014
Audit Fees(1)	$266,042	$339,771
Audit Related Fees	$65,311	$321,499
Tax Fees	$0	$4,165
All Other Fees	$0	$0

(1)	Audit fees represent fees for professional services provided in connection with the audit of our financial statements and review of our quarterly financial statements and audit services provided in connection with other statutory or regulatory filings.

Audit Fees. The “Audit Fees” are the aggregate fees of Marcum attributable to professional services rendered in 2015 and 2014 for the audit of our annual financial statements, for review of financial statements included in our quarterly reports on Form 10-Q or for services that are normally provided by Marcum in connection with statutory and regulatory filings or engagements for that fiscal year. These fees include fees billed for professional services rendered by Marcum for the review of registration statements or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit-Related Fees. Marcum billed us for professional services that were reasonably related to the performance of the audit or review of financial statements in 2015 and 2014, which are not included under Audit Fees above including the filing of our registration statements, including our Registration Statement on Form S-1 related to our public offering in April 2014. This amount also includes audit fees related to acquisitions.

Tax Fees. Marcum billed us for professional services rendered for tax advice and planning in 2014 and not in 2015.

All Other Fees. Marcum did not perform any services for us or charge any fees other than the services described above in 2015 and 2014.

Pre-approval Policies and Procedures

The Audit Committee is required to review and approve in advance the retention of the independent auditors for the performance of all audit and lawfully permitted non-audit services and the fees for such services. The Audit Committee may delegate to one or more of its members the authority to grant pre-approvals for the performance of non-audit services, and any such Audit Committee member who pre-approves a non-audit service must report the pre-approval to the full Audit Committee at its next scheduled meeting. The Audit Committee is required to periodically notify the Board of their approvals. The required pre-approval policies and procedures were complied with during 2015.

Marcum LLP Representatives at Annual Meeting

We expect that representatives of Marcum will be physically present or available via phone at the Annual Meeting. They will be given the opportunity to make a statement if they desire to do so, and they will be available to respond to appropriate questions after the meeting.

The affirmative vote of the holders of shares of common stock representing a majority of the votes cast by the holders of all of the shares of common stock present in person or represented by proxy and entitled to voting on such matter will be required for the ratification of the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016.

31

PROPOSAL 5 — TO APPROVE THE ADJOURNMENT OF THE ANNUAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE NOT SUFFICIENT VOTES AT THE TIME OF THE MEETING TO APPROVE THE REVERSE SPLIT PROPOSAL AND/OR THE 20% ISSUANCE PROPOSAL

We are asking our stockholders to consider and vote upon an adjournment by stockholders of the Annual Meeting from time to time, if necessary or advisable (as determined by the Company), to solicit additional proxies in the event there are not sufficient votes at the time of the Annual Meeting to approve the Reverse Split Proposal as described in Proposal 2 and/or the 20% Issuance Proposal as described in Proposal 3.

The affirmative vote of the holders of shares of common stock representing a majority of the votes cast by the holders of all of the shares of stock present in person or represented by proxy and entitled to voting on such matter will be required for approval of the adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the meeting to approve the Reverse Split Proposal and/or the 20% Issuance Proposal. The Board recommends that you vote FOR the approval to adjourn the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the meeting to approve the Reverse Split Proposal and/or the 20% Issuance Proposal.

32

Requirements For Advance Notification of Nominations
and Stockholder Proposals

Stockholder proposals submitted to us pursuant to Rule 14a-8 promulgated under the Exchange Act for inclusion in our Proxy Statement and form of proxy for our 2017 Annual Meeting of stockholders must be received by us no later than June 19, 2017, which is 120 calendar days before the one-year anniversary of the date on which the Company first mailed this Proxy Statement, and must comply with the requirements of the proxy rules promulgated by the SEC. Stockholder proposals should be addressed to our Secretary at 2479 E. Bayshore Road, Suite 195, Palo Alto, CA 94303.

Recommendations from stockholders which are received after the deadline likely will not be considered timely for consideration by the Committee for next year’s Annual Meeting.

Other Matters

The Board does not intend to bring any other matters before the Annual Meeting and has no reason to believe any other matters will be presented.  If other matters properly do come before the Annual Meeting, however, it is the intention of the persons named as proxy agents in the enclosed proxy card to vote on such matters as recommended by the Board, of if no recommendation is given, in their own discretion.

The Company’s Annual Report on Form 10-K and Form 10-K/A for fiscal year ended December 31, 2015 is being mailed with this Proxy Statement to stockholders entitled to notice of the Annual Meeting. The Annual Report includes the consolidated financial statements, and management’s discussion and analysis of financial condition and results of operations. The costs of preparing, assembling, mailing and soliciting the proxies will be borne by us. Proxies may be solicited, without extra compensation, by our officers and employees by mail, telephone, facsimile, personal interviews and other methods of communication.

If you and other residents at your mailing address own shares in street name, your broker or bank may have sent you a notice that your household will receive only one copy of proxy materials for each company in which you hold shares through that broker or bank. This practice of sending only one copy of proxy materials is known as householding. If you did not respond that you did not want to participate in householding, you were deemed to have consented to the process. If the foregoing procedures apply to you, your broker has sent one copy of our Proxy Statement to your address. If you want to receive separate copies of the proxy materials in the future, or you are receiving multiple copies and would like to receive only one copy per household, you should contact your stockbroker, bank or other nominee record holder, or you may contact us at the address or telephone number below. In any event, if you did not receive an individual copy of this Proxy Statement, we will send a copy to you if you address your written request to, or call, Wendy Loundermon, Vice President of Finance and Secretary of Sysorex Global, 2479 E. Bayshore Road, Suite 195, Palo Alto, CA 94303, telephone number (703) 665-0585.

Copies of the documents referred to above that appear on our website are also available, without charge, upon request by any stockholder addressed to our Corporate Secretary, Sysorex Global, 2479 E. Bayshore Road, Suite 195, Palo Alto, CA 94303.

33

ANNEX A

Certificate of Amendment to Articles of Incorporation

For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

Sysorex Global

2. The articles have been amended as follows: (provide article numbers, if available)

The Restated Articles of Incorporation are hereby amended by adding the following as a new subsection (1) to Section (A):

“Upon the effectiveness of the filing (the “Effective Time”) of the Amendment of Restated Articles of Incorporation, pursuant to the Chapter 78 of the NRS, each [   ] shares of the Corporation’s Common Stock issued and outstanding immediately prior to the Effective Time shall be reclassified and combined into one (1) validly issued, fully paid and non-assessable share of the Corporation’s Common Stock automatically and without any further action by the Corporation or the holder thereof, subject to the treatment of fractional share interests as described below (the “ Reverse Stock Split ”).  The Corporation shall not issue to any holder a fractional share of Common Stock on account of the Reverse Stock Split.  Rather, any fractional share of Common Stock resulting from such change shall be rounded upward to the nearest whole share of Common Stock.  Share interests issued due to rounding are given solely to save the expense and inconvenience of issuing fractional shares of Common Stock and do not represent separately bargained for consideration.  Until surrendered, each certificate that immediately prior to the Effective Time represented shares of Common Stock (“ Old Certificates ”) shall only represent the number of whole shares of Common Stock into which the shares of Common Stock formerly represented by such Old Certificate were combined into as a result of the Reverse Stock Split.”

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: Shares representing [   ]% of the outstanding voting power (or [   ]% of the shares voted) were voted in favor of the amendment.

4. Effective date of filing: (optional)

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

Signature of Officer Nadir Ali, Chief Executive Officer

A-1

PROXY CARD

SYSOREX GLOBAL

This proxy is solicited on behalf of the Board of Directors

for the Annual Meeting on November 8, 2016

This proxy will be voted as specified by the stockholder. If no specification is made, all shares will be voted “FOR” the approval of the three proposals set forth in the Proxy Statement.

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

1 OF 2
1
1

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

CONTROL # → 0000000000000000

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees

01 Nadir Ali   02 Leonard Oppenheim   03 Thomas Steding   04 Kareem Irfan   05 Tanveer Khader

02 0000000000

The Board of Directors recommends you vote FOR the following proposals:

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]   Date   JOB #   Signature (Joint Owners)   Date

SHARES
CUSIP #
SEQUENCE #

0000300806_1 R1.0.1.25

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: T
he Notice & Proxy Statement and Form 10-K are available at www.proxyvote.com

SYSOREX GLOBAL
Annual Meeting of Shareholders
November 8, 2016 12:00 PM
This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) Nadir Ali, our Chief Executive Officer, and Kevin Harris, our Chief Financial Officer or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common stock of SYSOREX GLOBAL that the shareholder(s) is/are entitled to vote at the Annual Meeting of shareholder(s) to be held at 12:00 PM, PST on November 8, 2016 at 2479 E Bayshore Road, Suite 195, Palo Alto, CA 94303, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

0000300806_2 R1.0.1.25